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                                                                   EXHIBIT 10.14


logo
Azorim Park
A Business Park at the Gates of Tel Aviv



                                LEASE AGREEMENT
                                ---------------


                                   Between:

                         AZOREI MALLAL INDUSTRIES LTD.

                                     And:

                              ACCORD NETWORKS LTD.



Azorim Business Park Azorei Mallal Industries Ltd. 6 Koifman St. Tel Aviv 68012
                                                              Tel 972-3-5195492
                                                              Fax 972-3-5161842
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                               Table of Contents
                               -----------------

1.   Introduction
2.   Definitions.
First Section - the Lease
-------------------------
3.   The Lease and the Premises
4.   Option to Increase the Area of the Premises
5.   Lease of Parking
6.   Purpose of the Lease
7.   Lease Period
8.   Non Application of Tenants Protection Laws
9.   Management Agreement
Second Section - Delivery of Possession
---------------------------------------
10.  The Technical Specification
11.  Delivery of Possession of the Premises
12.  Postponement of the Delivery Date
Third Section - The Consideration
---------------------------------
13.  The Basic Rental
14.  Manner of Payment of the Rental
15. Mortgage of the Company's Rights under this Agreement to the Bank Fourth Section - Additional Payments Due by the Lessee
------------------------------------------------------
16.  Liability for Payment thereof
17.  Taxes
18.  Telephone, Electricity, Water and Maintenance
Fifth Section - Obligations of the Parties
------------------------------------------
19.  Lessee's Obligation to Effect Payments
20.  Limitation on the Use of the Premises
21.  Signs
22.  Service Lifts
23.  Observance of Laws
24.  Sewage
25.  Prohibition against the Installation of Air Conditioners
26.  Limitations on the Use of the Remainder of the Building Structure
27.  Public Areas and Common Property
28.  Cleanliness, Preservation and Repair of the Premises
29.  Preservation of the Premises, Alterations to the Premises, Shed
30.  Prevention of a Nuisance
31.  Occupiers of the Building
32.  The Company's Obligations
33.  Ancillary Services in the Park
Sixth Section - Liability and Insurance
---------------------------------------
34.  Liability for Damage
35.  The Lessee's and the Company's Insurance
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Seventh Section - Maintenance of the Premises
---------------------------------------------
36.  Maintenance of the Premises and Repairs
37.  Prohibitions
Eighth Section - The Company's Rights
-------------------------------------
38.  Entry onto the Premises
39.  Execution of Works on the Premises
40.  Execution of Works in the Building and in the Park
41.  Traffic and Parking Arrangements
Ninth Section - Guarantees
--------------------------
42.  Obligation to Furnish
43.  Bank Guarantee
Tenth Section - Breaches and Remedies
-------------------------------------
44.  Breaches
45.  Fundamental Breaches
46.  Late Payments
47.  Appointment of Receiver or Liquidator
48.  Taking Possession
49.  Cancellation of the Agreement
50.  Payment of the Lessee's Debts
Eleventh Section - Miscellaneous
--------------------------------
51.  Transfer of Rights
52.  Right of First Refusal
53.  Vacating
54.  Costs of the Agreement
55.  Taxes, Duties and Levies
56.  Value Added Tax
57.  Jurisdiction
58.  Prohibition against the Set Off of Payments
59.  Waivers and Alterations to the Agreement
60.  Delivery of Notices
61.  Addresses

Annexes
-------

Annex A : Drawing

Annex B : Management Agreement

Annex C : Technical Specification

Annex D : Operational Regulations

Annex E : Guarantee
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Annex F : Promissory Note
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                                LEASE AGREEMENT
                                ---------------


          Made and entered into at Tel Aviv on 25/th/ day of April 1999
                                               ------        -----

Between :      Azorei Mallal Industries Ltd.
               Care of Azorim Properties of 6 Koifman Street Tel Aviv.
               (hereinafter: "the Company")

               Herein represented by Mr. Daniel Lavon and Mr. Arnon Brodner, who declare that they are authorised to sign this Agreement on behalf of the Company.

                                                              Of the First Part;
                                                              -----------------

And :          Accord Networks Ltd.
               of 10 Martin Gahal Street, Kiryat Arieh, Petah Tikva (hereinafter: "the Lessee")

Herein represented by Mr. Zigi Gavish, who declares that he is authorised to sign this Agreement on behalf of the Lessee.

                                                              Of the Second Part
                                                              ------------------

Whereas In accordance with Ruling No. 717 of the Israel Lands Board and pursuant to a development agreement between the Company and the Israel Lands Administration, the Company has established the Park upon the Land, which includes the Building, in accordance with the definition of the aforesaid terms as set forth below;

And Whereas  The Company declares that it is entitled to let the Premises as defined in paragraph 2.6 hereunder to the Lessee and there is no impediment under any law or agreement against its being let as aforesaid.

And Whereas  The Lessee wishes to lease the Premises from the Company, and the
             Company is prepared to lease the same to the Lessee for the purpose, the period, the consideration and on the further conditions set forth in this Agreement;

And Whereas  The parties desire to regulate the conditions pertaining to the lease of the Premises to the Lessee and to the operation of the Lessee's business on the Premises, together with whatever is involved therein,
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                                       6



             connected therewith and resulting therefrom, pursuant to and in accordance with the matters set forth in this Agreement;


   Now therefore it is stipulated and agreed between the parties as follows :
   ------------------------------------------------------------------------


1.   Introduction
     ------------

     1.1 The preamble to this Agreement and the Annexes hereto constitute an integral part of the provisions of this Agreement.

     1.2 Paragraph numbering and headings are for the purpose of convenience only, and do not constitute a part of this Agreement.

2.   Definitions
     -----------

     The terms hereunder in this Agreement shall have the meaning recorded alongside them :


     2.1  "the Land"             A piece of land bordering on the Gehah Highway
                                 (Highway No. 4) approximately 43 dunams in extent, known as Block 6640 Parcels 87 (in part), 90 (in part), 92 (in part), 94 (in part) and 96 (in part).

     2.2  "the Development       An agreement dated 2/nd/ November 1997 between
          Agreement"             the Israel Lands Administration and the
                                 Company under which rights in and to the Land were conferred on the Company, pursuant to which the Company is establishing the Park, and under which the Company is entitled to let the Premises as set forth in this Agreement to the Lessee.


     2.3  "the Park"             Park Azorim - a business and employment complex
                                 which the Company is establishing on the Land.
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     2.4  "the Building"         A structure comprising 9 floors and 2 basement
                                 levels known as Building No. 1 in the Park, situate on lot no. 1065 on the diagram attached to the Development Agreement and known as "special industrial" on amended planning scheme no. PT/MK/2000/D11.

     2.5  "the Tenants           The Tenants Protection [Consolidated Version]
          Protection Law"        1972.

     2.6  "the Premises"         An area of approximately 790 square metres on
                                 the fourth floor of the Building, and a further
                                 area of approximately 790 square metres on the
                                 fifth floor of the Building as well as an area
                                 which constitutes 50% of the third floor in the
                                 Building (approximately 330 square metres), all
                                 as marked in yellow upon the Drawing attached
                                 as Annex A to this Contract.
                                    -------

     2.7  "the Area of the       The area of the Premises as shall be determined
          Premises"              in the manner set forth in paragraph
                                 3 hereunder.

     2.8  "the Lease Period"     The Lease Period specified in paragraph 7
                                 hereunder, including the First Additional Lease
                                 Period (if any) and the Second Additional Lease
                                 Periods (if any) as the case may be.
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      2.9  "the Consumer Price   The Consumer Price Index, including fruit and
           Index"                vegetables, published by the Central Bureau of
                                 Statistics and Economic Research, including that Index even though published by another entity or governmental institution as well as any official index in replacement thereof, irrespective of whether or not constructed on the same data as that on which the existing
                                 Index is constructed. Should the Consumer Price
                                 Index be replaced by another index, the
                                 relationship between the index so replaced and the other index shall be determined by the Central Bureau of Statistics. Should the
                                 Central Bureau not determine the relationship as aforesaid, the same shall be determined by an accountant agreed upon by the Company and the Lessee.

     2.10  "the Surveyor"        A certified surveyor appointed by the Company
                                 in its sole and absolute discretion, for the purpose of this Agreement.

     2.11  "the Supervisor"      The supervising engineer engaged by the Company
                                 for the supervision of the works relating to the erection of the Building or any other supervising engineer as determined by the Company, in its sole and absolute discretion, in regard to this Agreement.

     2.12  "the Dollar Rate"     The representative rate of exchange of the
                                 United States dollar as published by the Bank of Israel as at the date of signature of this Agreement, that is, NIS 4.094 (four new Israeli shekels and nine and four tenths agorot).


                           First Section - the Lease
                           -------------------------

3.   The Lease and the Premises
     --------------------------

     3.1 The Company hereby lets the Premises to the Lessee and the Lessee hereby leases the same from the Company for the period, at the consideration and on the conditions set forth heretofore and hereunder in


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          this Agreement.

     3.2 The Area of the Premises shall be determined by the Surveyor under a certificate signed by him, and his determination shall constitute the "Area of the Premises" for the purposes of this Contract. The Lessee shall be entitled to object to the determination by the Surveyor as aforesaid and in such event the matter shall be referred for decision of the Surveyor and of a surveyor appointed by the Lessee
          (hereinafter : "the Referee"), and should the Referee fail to reach agreement between them within 21 days from the date of the appointment of the Lessee's surveyor, a final umpire shall be appointed by consensus by the parties (hereinafter : "the Final Referee"). Should the parties fail to reach agreement as to the identity of the Final Referee, such surveyor shall be appointed by the Chairman of the Assessors Association within 7 days from the date of referral by either of the Parties. For the purposes of the determination of the Area of the Premises the Surveyor shall, after completion of the framework of the Building, measure, by external measurement, the Area of the Premises in square metres.

          Without prejudice to the generality of the foregoing, the Area of the Premises shall include :

         (a) The whole of the floor area of the Premises without distinction as to the manner or form of use of the various sections and an internal empty space, if any, as well as the floor area of any projection or pillar or structure, whether permanent or temporary, that are situated within the external walls of the Premises.

         (b) The floor area beneath the internal walls of the Premises in their entirety.

         (c)   The floor area beneath the external walls of the Premises.

         (d) Half the floor area below the external walls of the Premises which also serves as the external wall of the other premises in the Building.

    3.3 The area so arrived at pursuant to the aforesaid computation set out in sub-paragraph 3.2 shall be increased by 10.5% with respect to the Lessee's pro rata share of the public areas serving or which may serve all or a specific part of the occupiers of the Building, or public areas serving or which may serve all or a specific part of the occupiers of the Park, or with respect to areas serving or which may serve for the
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          provision of services to all occupiers of the Park (such as machinery rooms, transformer, electricity, communication, refuse, etc.).

     3.4 The area so arrived at after the aforesaid increase set out in sub-paragraph 3.3 shall be regarded for all intents and purposes as the Area of the Premises.

4.   Option to Increase the Area of the Premises
     -------------------------------------------

     4.1 The Company hereby grants to the Lessee an option to lease an additional area of approximately 330 square metres in extent on the third floor of the Building, as marked in red on the Drawing Annex A to this Contract (hereinafter : "the Option"). The Option shall be in force and exercisable at any time from 3/rd/ October 1999 to 2/nd/ July 2000 (hereinafter : "the Option Period").

          The exercise of the Option to increase the Area of the Premises as aforesaid shall be effected by way of the Lessee giving written notice to the Company as to the exercise of the Option not less than 30 days prior to the date of exercise thereof.

          Should the Option for the increase of the Area of the Premises be exercised, inasmuch as not otherwise expressly stated, all the provisions of this Agreement without exception shall be applicable to the area comprised within the Option, including the provisions of paragraph 3 above with respect to the calculation of the Area of the Premises.

          Should the Option be exercised in the aforesaid manner, delivery of possession of the area comprised within the Option shall be effected in accordance with the provisions of paragraph 11 of this Agreement, mutatis mutandis. The delivery date of the areas which are the subject of the Option shall be within 6 (six) months from the date of the exercise of the Option. The Company shall take steps in order to effect delivery of possession of the aforesaid areas as soon as may be during the aforesaid six months period, and the Lessee for its part undertakes to accept possession of the aforesaid areas immediately upon receipt of a notice from the Company as to the completion of the construction thereof. For the avoidance of doubt, it is hereby stipulated that the Lessee shall not be liable for the payment of rental under this Agreement with respect to the area comprised within the Option prior to the delivery to it of possession as set forth above.

          Notwithstanding the foregoing, with effect from 1/st/ April 2000 the
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                                       11



          Lessee shall pay municipal rates, insofar as the Company may be required to pay the same, and in any event a management fee with respect to the area comprised within the Option.

          Should the Option Period have expired without the Lessee having exercised the Option in the manner set forth above, the Option for the increase in the Area of the Premises shall absolutely lapse and the Lessee shall have no further right to the exercise thereof nor shall it have any right in relation to the area comprised within the Option.

    4.2 In addition to the foregoing, the Company hereby grants to the Lessee a right of first refusal to lease a further specific area of approximately 500 square metres in extent on the second floor of the Building as marked in green on the Drawing Annex A to this Agreement (hereinafter : "the Additional Area"). The right of first refusal shall be in force with effect from the date of signature of this Agreement until 3 (three) months shall have elapsed from the Delivery Date of possession as set forth in paragraph 11.1 hereunder, to which the provisions of paragraph 52 hereunder, shall be applicable. Notwithstanding the aforesaid provisions of this sub-paragraph, it is hereby agreed that for the entire period of the availability of the right of first refusal as aforesaid, the Company, and it alone, shall retain the right to give notice from time to time to the Lessee, in its sole discretion, as to the transfer of such right of refusal so that such right shall apply to another specific area of 500 square metres on the second floor of the Building, which the Company shall define for the Lessee at the time of the notice as aforesaid and which shall constitute from the date of such notice as aforesaid the Additional Area as defined above, provided that if after all the areas on the second floor of the Building have been let or sold and only the last area of 500 square meters remains on the second floor of the Building, then the right of refusal shall apply to such last area of 500 square meters on the second floor of the Building, and it is understood that the right of transfer of such area as set out above shall not be available to the Company.

    4.3 It is hereby clarified that so long as a right of first refusal as aforesaid is available to the Lessee with respect to 500 square meters on the second floor of the Building (during the course of the period of the aforesaid right), the Company, and it alone, shall have the right and sole discretion to give notice to the Lessee as to the transfer of such right to an alternative area on the second floor of the Building as set forth above, and the Lessee shall in relation thereto not have any claim, demand or right against the Company and/or any third party. It is further clarified for the avoidance of doubt that so long as the Company shall not have
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                                       12




          give notice to the Lessee as to the transfer of the right of refusal to an alternative area on the second floor of the Building as set forth above, no right of any kind shall be available to the Lessee in relation to any areas whatsoever on the second floor of the Building save for the Additional Area as set forth above.

     4.4 Should the right of first refusal be exercised, the conditions which were offered to the Lessee, and which were accepted by it for the purpose of the exercise of a right of first refusal, shall be applicable to the Additional Area, as set forth in paragraph 52 hereunder (hereinafter: "the Right of First Refusal Conditions"). Furthermore, all the provisions of this Agreement shall be applicable, mutatis mutandis, to the Additional Area, and in any contradiction between the provisions of this Agreement and the Right of First Refusal Conditions, the Right of First Refusal Conditions shall be applicable.

5.   Lease of Parking
     ----------------

     Covered Parking
     ---------------

     5.1 The Company hereby lets to the Lessee, and the Lessee hereby leases from the Company, for the Lease Period as set forth in paragraph 7 hereunder, areas constituting 25 covered parking bays for private motor vehicles on the underground basement level in the Building, as marked on the Drawing (Annex A) in yellow (hereinafter : "the Covered Parking Bays").

          In consideration for the Covered Parking Bays as aforesaid the Lessee shall pay a rental to the Company the sum of $ 70 per month for each parking bay, in addition to value added tax as required by law.

    5.2 The Lessee shall be entitled to give notice to the Company from time to time, at any time during the course of the Lease Period as set forth in paragraph 7 hereunder, that it wishes to increase the number of Covered Parking Bays allocated for its use, by way of giving 30 days prior written notice thereof to the Company. Such notice shall set forth the number of additional Covered Parking Bays which the Lessee seeks to lease. In any event the overall number of Covered Parking Bays which may be let to the Lessee shall not exceed one Covered Parking Bay for every 20 square metres of the Area of the Premises as set forth in paragraph 3 above, including those areas leased following the exercise of the Option.
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                                       13


          Should notice as aforesaid be delivered to the Company, the Company shall allocate to the Lessee, within 30 days from the date of delivery of notice, additional Covered Parking Bays in the number specified in such notice, based on the key set forth above.

          The Lessee shall pay the Company for the lease of the additional Covered Parking Bays the rental with respect to Covered Parking Bays as set forth in paragraph 5.1 above.

          It is hereby clarified that the Company shall be entitled to allocate additional Covered Parking Bays to the Lessee wherever it shall deem fit, according to its needs and in its sole discretion, and the Lessee shall have no inherent right of procurement and to receive additional Covered Parking Bays in any such specific or other location.

          It is agreed that in any event the number of Covered Parking Bays which may be let to the Lessee shall not exceed one Covered Parking Bay for every 20 square metres of the Area of the Premises.

          For the avoidance of doubt, it is stipulated that Covered Parking Bays allocated under this Agreement shall be marked and are fixed and the Company shall not change them same save with the consent of the Lessee.

     5.3 The Lessee shall be entitled to notify the Company once a year with effect from the Delivery Date of possession of the Premises, as set forth in paragraph 11.1 hereunder upon 3 months prior written notice, that it wishes to subtract 10 Covered Parking Bays from the parking facilities used by it.

          The choice and determination of the Parking Bays to be subtracted as aforesaid, shall be made in accordance with the Company's needs and as far as possible having regard to the needs of the Lessee.

          Non Covered Parking
          -------------------

     5.4 In addition to the Covered Parking Bays as aforesaid, the Company shall let 45 non-covered parking bays in the Park to the Lessee for private motor vehicles (hereinafter : "Open Parking Bays").

          In consideration for the Open Parking Bays as aforesaid the Lessee shall pay a rental to the Company in the sum of $ 45 per month for each
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                                       14



          parking bay, together with value added tax as applicable.

          The Company shall let the Open Parking Bays as aforesaid to the Lessee for a period of 24 months, commencing on the Delivery Date as defined in paragraph 11.1 hereunder. After the expiration of the period of 24 months as aforesaid, possession the Open Parking Bays shall be restored to the Company and the Lessee shall not be entitled to further use thereof. Upon restoration of the Open Parking, Covered Parking shall be let to the Lessee and from the date of the lease of the Covered Parking as aforesaid in substitution for the Open Parking Bays, all the provisions of paragraphs 5.1 and 5.2 above shall be applicable to such Covered Parking, including those with respect to the rental as consideration for such Covered Parking. In regard to all the foregoing, it is hereby clarified that in relation to the Covered Parking which is let in substitution for the non covered parking, the provision that in any event the number of Covered Parking Bays which may be let to the Lessee shall not exceed one parking bay for each 20 square metres of the Area of the Premises, shall be applicable.

          It is hereby agreed and stipulated that the Company shall be entitled to allocate the Open Parking Bays to the Lessee wherever in the Park's parking areas it shall deem fit and the Lessee shall have no inherent right to any specific or other location. Furthermore the Company shall be entitled to change from time to time the location of the Open Parking Bays in its sole discretion and in accordance with its needs, by giving prior written notice thereof to the Lessee.

     5.5 Upon the expiration of the lease of the Premises pursuant to this Agreement for any reason whatsoever, the lease of all Parking Bays of every kind as let to the Lessee at the same time, shall also be terminated.

     5.6 For the avoidance of doubt, it is hereby stipulated that the Lessee shall not be required to be liable for compulsory payments, municipal rates and taxes with respect to any non covered parking,

6.   Purpose of the Lease
     --------------------

     The sole purpose of the lease is the conduct of a business and laboratory in the fields of electronics, video and communication and the storage of the Company's stocks only.

     The Lessee hereby expressly undertakes not to use the Premises or any part
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                                       15



     thereof for the whole of the Lease Period for any purpose whatsoever save for the purpose set forth in this paragraph.

7.   Lease Period
     ------------

     7.1 The lease under this Agreement shall be for a period of 60 months, commencing on the Delivery Date of possession to the Lessee, within the meaning attributed to this term in paragraph 11.1 hereunder (hereunder: "the Lease Period").

     7.2 The Lessee is hereby granted the right to extend the Lease Period for a further period of 30 months (hereinafter : "the First Additional Lease Period"), only on prior written notice to the Company not less than 6 months prior to the expiration of the Lease Period, and subject to the fulfilment of the provisions hereunder :

           7.2.1 The Lessee has complied with all its obligations under this Agreement in their entirety and on their due date. Notwithstanding the foregoing, it is agreed that a delay of 14 days in the fulfilment of any particular provision under this Agreement shall not in itself prejudice the right of the Lessee to an extension of the Lease Period under this paragraph 7.2.



           7.2.2 In relation to the First Additional Lease Period, all the provisions of this Agreement shall mutatis mutandis apply save for the matter of rental, in regard to which the provisions of paragraph 13.2 hereunder shall be applicable and save for the right of extension of the Lease Period as set forth in this paragraph 7.2.

     7.3 The Lessee is hereby granted the right to extend the Lease Period subsequent to its extension for the First Additional Lease Period, for a second additional period of a further 30 months (hereinafter :
           "the Second Additional Lease Period"), with respect to which all the provisions relating to the First Additional Lease Period as set forth in paragraph 7.2 above shall apply mutatis mutandis, including the conditions to which the right to extend the Lease Period for the First Additional Lease Period is subject.

           It is recorded that after exercise of the Second Additional Lease Period right, the Lessee shall not be granted a further right of extension of the

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                                       16



          Lease Period.



    7.4 For the avoidance of doubt, it is hereby stipulated that the provisions of this Agreement in relation to the Lease Period and/or the First or Second Additional Lease Period and this expiration, as set forth above, shall be applicable to all the Areas of the Premises including those areas which are the subject of the Option and/or of the right of first refusal.

8.  Non Application of Tenants Protection Laws
    ------------------------------------------

    It is hereby agreed between the parties as follows :

    8.1 Neither the lease, the Lessee nor the Premises are protected under the Tenants Protection Law and/or under the provisions of any other law, whether in existence or which may be enacted in the future - which protects in any manner whatsoever - a lessee or occupier, and the aforesaid laws, the amendments thereof and regulations and/or orders which have been and/or may be promulgated by virtue thereof do not nor shall be applicable to the lease and to the Lessee under this Agreement.

    8.2 The structure is a new building the construction of which was completed after 1971 and hence on 20th August 1968 no occupier had been entitled to occupation of the Premises; the Premises constitute a new property within the meaning attributed to this term in section 14
          (a) of the Tenants Protection Law and the Lessee has not been requested to pay nor has it paid key money or any other payments to the Company capable of being regarded as key money.

    8.3 Since neither the Premises nor the lease under this Agreement are protected by virtue of the Tenants Protection Law, at the time of the vacating of the Premises - whether as a result of the expiration of the Lease Period or as a result of its discontinuance for any other reason whatsoever - the Lessee shall not be entitled to receive from the Company and/or from any other entity any consideration whatsoever for such vacating either as key money, as payment for additions and improvements or for any other reason.

9.  Management Agreement
    --------------------
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                                       17


    In conjunction with this Lease Agreement and as an integral part hereof, the Lessee shall enter into the Management Agreement attached to this Lease Agreement as Annex B (hereinabove and hereinafter : "the Management
                 -------
    Agreement").


                    Second Section - Delivery of Possession
                    ---------------------------------------


10. The Technical Specification
    ---------------------------

    The Company shall erect the Premises in accordance with the Technical Specification attached as Annex C to this Agreement.
                              -------

11. Delivery of Possession of the Premises
    --------------------------------------

    11.1 The Company shall deliver possession of the Premises to the Lessee, suitable for use and constructed as stipulated in this Agreement in accordance with the Technical Specification (Annex C), on 1st April 2000 (hereinafter : "the Delivery Date"). Notwithstanding the foregoing, the Lessee shall have the right to request the Company to advance the Delivery Date by giving 4 months prior written notice. Should the Lessee have given notice as aforesaid of its desire to advance the Delivery Date, delivery shall be effected within 4 months from the date of such aforesaid notice having been given. The Company's aforesaid obligation shall be conditional upon the Lessee for its part having fulfilled all such obligations as it is required so to fulfil under the provisions of this Agreement prior to
                                                              --------
          obtaining possession of the Premises.

          It is recorded that the Premises shall be regarded as suitable for delivery to the Lessee as set forth in this paragraph 11.1 once they are suitable for use, constructed in accordance with the Technical Specification, permanently connected to the water and electricity systems, capable of being connected to the Bezeq network and there is reasonable and safe access to the Building and to the Premises, both for the passage of pedestrians and for transit of private motor vehicles to parking areas.

    11.2 Notwithstanding the provisions of sub-paragraph 11.1 above, it is hereby agreed that in relation to the areas comprised within the Premises located on the third floor of the Building, the Company shall be entitled to effect delivery at an earlier date, after it shall have given not less than 28 days prior written notice thereof to the Lessee, but in any event not before 3/rd/ October 1999. Should the Company have given notice as to the advance of the Delivery Date as aforesaid, the Lessee undertakes to accept the aforesaid areas and all the provisions of this Agreement shall be applicable with respect thereto.

    11.3 The Company undertakes to give not less than 28 days advance notice and prior to the Delivery Date in regard to :

          11.3.1  The dates for the inspection of the condition of the Premises.

          11.3.2  The Delivery Date of possession of the Premises.

          11.3.3 The date on which the Lessee is given the right to enter upon the Premises for the purpose of carrying out the necessary works for the Lessee for the purpose of its entry into the Premises.

    11.4 The Company undertakes that not less than 14 (fourteen) days prior to delivery of possession of the Premises, it shall complete the laying of the carpets in the Premises.

    11.5 The Lessee undertakes to attend at the Premises on the date of the inspection of the Premises, at a time to be determined by the Company as set out in paragraph 11.3 above, to examine the Premises and to verify to the Company the condition of the Premises and its conformity with the Technical Specification, in a protocol as prescribed in paragraph 11.10 hereunder.

    11.6 In addition to the provisions of sub-paragraph 11.5 above, the Lessee shall be obliged to attend at the Premises on the Delivery Date in order to accept possession of the Premises, and the signature by both parties on the protocol of the delivery of the Premises shall constitute proof of delivery of possession.

    11.7 Should the construction of the Premises be completed and the Lessee fail to appear to accept possession of the Premises on the date prescribed by the Company as set forth in paragraph 11.6 above, or should it appear and refuse to accept possession of the Premises, the Company shall again invite it to appear on a further date scheduled for 7 days from the date of dispatch of the invitation. Should the Lessee fail to appear to accept possession of the Premises or refuse to accept possession of the Premises on such postponed date, this date shall be regarded as the Delivery Date for all intents and purposes relating to the Lessee's obligations under this Agreement, including, and without derogating from the generality of the foregoing, effecting payments (including those by virtue of the Management Agreement), responsibility for the condition of the Premises, for the maintenance and preservation thereof and liability for all the costs, taxes and levies flowing from possession of the Premises.

    11.8 It is recorded that the Lessee shall not undertake any work on the Premises, nor shall it install any fixture nor introduce any movables onto the Premises so long as it shall not have completed the procedure for inspection of the Premises as laid down in paragraphs 11.5 and
          11.6 above.

    11.9 For the avoidance of doubt it is hereby stipulated that prior to delivery of possession of the Premises to the Lessee, at any time that the Lessee may be on the Premises including its presence within the framework of carrying out works under paragraph 11.3.3, it shall be regarded as an invitee only without any right of possession whatsoever.

    11.10 On the date of the inspection of the Premises as set forth in paragraphs and 11.5 above, a protocol of the inspection of the Premises shall be prepared which shall be recorded by a representative of the Company or by a person acting on its behalf and which shall be signed by both parties. The Lessee shall confirm that it has seen and inspected the Premises and that the construction thereof conforms to the Technical Specification. Should the Lessee be of the opinion that the Premises are not in conformity with the Technical Specification and/or that any works have not been completed and/or have not been carried out as agreed, it shall itemise its objections in the protocol of the inspection of the Premises.

    11.11 Should the Lessee indicate in the protocol of the inspection of the Premises that the condition of the Premises is not, in its opinion, in conformity with the Technical Specification, the Supervisor shall investigate its claims within 7 days and should it be found that there is substance in such claims, or in any part thereof, the Company shall attend to the remedy thereof as soon as possible. It is agreed that repairs and/or non conformities with the Technical Specification which are not sufficient to prevent the reasonable use of the Premises by the Lessee, and which have been indicated in the protocol of the inspection of the Premises, shall not constitute grounds for the postponement of the Delivery Date.

    11.12 As soon as may be after the date of the inspection of the Premises and at such time as is prescribed under paragraph 11.3 above, the Lessee shall accept possession of the Premises. The receipt of the keys of the Premises by the Lessee and its signature of the protocol of the delivery of the Premises shall constitute proof that the Lessee has received the Premises finished and completed in accordance with this Agreement and that save for those matters itemised in the protocol of the inspection of the Premises, if any, and that it has no claim or demand against the Company in connection therewith.

12.  Postponement of the Delivery Date
     ---------------------------------

    12.1 Should as a result of factors which are not dependant on the Company or over which the Company has no control or should as a result of force majeure, any interruption in construction take place, or should there be any delay in the completion of the Premises, the date on which the Company is obliged to complete the construction of the Premises shall be postponed for the period of time reasonably necessitated by such interruption or delay as aforesaid, provided that the Company shall have taken reasonable steps in good time in order to prevent or reduce the delay in the delivery of the Premises as a result of one of the foregoing causes, including consultation with the Lessee's representative.

          For the avoidance of doubt, it is hereby expressly declared that any extension determined under this paragraph shall not entitle the Lessee to any rebate in rental or to the payment of compensation and/or any expenses whatsoever. However, should the aforesaid interruption and/or delay continue for 6 months, the Lessee shall be entitled to be released from its obligations under this Agreement, on dispatch of 30 days advance written notice of cancellation. Should the Lessee cancel this Agreement in pursuant to this sub-paragraph 12.1 and in the circumstances described in this sub-paragraph, the parties shall relinquish the contractual arrangements between them without either party having any claim, cause of action, demand or such like against the other in connection with the cancellation of the Agreement.

    12.2 Notwithstanding any provisions contained in this Agreement, a delay in the completion of the Premises and delivery thereof to the Lessee not exceeding 14 days, as well as any delay arising from the causes enumerated in paragraph 12.1 above, shall not constitute a breach of the Company's obligations under this Agreement and shall not entitle the Lessee to any remedy whatsoever.

    12.3  Any delay in effecting delivery other than in pursuance of paragraphs
          12.1 and/or 12.2 above shall entitle the Lessee to agreed compensation of $ 650 for each day of delay.

    12.4 It is hereby agreed and recorded that the Delivery Date of possession of the Premises to the Lessee as set forth in paragraph 11.1 above is determined by the parties having regard to and on the basis of the Technical Specification and of the works involved in the completion of the Premises in accordance therewith. Accordingly, in any instance of substantial changes to be made to the Technical Specification at any time after signature of this Agreement, the Delivery Date shall be postponed for a period of time reasonably necessitated by such changes to the Technical Specification.

          For the avoidance of doubt it is clarified that changes to the Technical Specification may be made only at the request of the Lessee on prior written notice to the Company and with its approval.



                       Third Section - the Consideration
                       ---------------------------------

13. The Basic Rental
    ----------------

    The parties hereby agree as follows :

    13.1 The rental payable by the Lessee to the Company shall be an amount in new Israeli shekels equivalent to $ 13.30 (thirteen United States dollars and thirty cents) per month for each square meter of the Area of the Premises, in accordance with the manner of computation of the area thereof as set forth above (hereinafter : "the Rental Fee").

          The Lessee shall be entitled to give written notice to the Company, by _________ as to its wish to subtract certain items from those components of the Technical Specification which are in addition to and beyond the standard specification as applied by the Company and which had been included in the Technical Specification by agreement between the parties, by detailing the number of the subtracted items (hereinafter : "the Subtraction from the Technical Specification"), provided that the subtraction of these items from the Technical Specification is feasible from a technical - implementation aspect, and does not prejudice the normal course of completion of the Premises.

          Should the Lessee give notice of its wish to subtract from the Technical Specification as aforesaid, the Company's Engineer shall determine, in consultation with the Lessee's architect the monetary value of the aforesaid subtraction. Should the Company's Engineer and the Lessee's architect fail to reach agreement as regards the monetary value of the aforesaid subtraction within 14 days from the date of notification by the Lessee as to its wish to subtract from the Technical Specification, the parties shall appoint an referee by consensus who shall adjudicate within 7 days of referral by either party on the monetary value of the aforesaid subtraction.

          Should items to the overall value of $10,000 (ten thousand United States dollars) be subtracted from the Technical Specification, the Rental Fee shall be reduced by an amount in new Israeli shekels equal to $0.04 (four United States cents) for every square metre of the Area of the Premises. For example, should items to the overall value of $20,000 (twenty thousand United States dollars) be subtracted from the Technical Specification, the Rental Fee payable by the Lessee to the Company shall be an amount in new Israel shekels equal to $13.22 (thirteen United States dollars and twenty two cents) per month for every square metre of the Area of the Premises, in accordance with the manner of computation of the Area thereof as set forth above.

          The Rental Fee shall be paid by the Lessee to the Company in its shekel value in accordance with the representative rate of exchange of the United States dollar on the date of signature of this Agreement together with differentials linked to the Index as set forth hereunder with effect from the date of signature of this Agreement to the actual date of effecting each of the Rental Fee payments.

          The component of the differentials linked to the Index comprised within the Rental Fee as aforesaid, shall be computed in accordance with the following definitions :

          The Base Index :        The Index as published on 15th April 1999 and
          --------------          standing at 163.9497 points.

          The New Index :         The latest Index as published from time to
          -------------           time prior to the date prescribed in this
                                  Agreement for effecting payment of the Rental
                                  Fee.

          Linkage Differentials : The difference between the New Index and the
          ---------------------   Base Index, divided by the Base Index and
                                  multiplied by the Rental Fee at the above rate.

    13.2 Should the Lessee exercise its right as set forth in paragraph 7.2 above to extend the Lease Period for the First Additional Lease Period, a Rental Fee 7% higher than the last Rental Fee payable during the Lease Period shall be due with respect to the Additional Lease Period, and all the remaining conditions set out above shall apply in connection therewith, mutatis mutandis.

    13.3 Should the Lessee exercise its right as set forth in paragraph 7.3 above to extend the Lease Period for the Second Additional Lease Period, a rental 5% higher than the last Rental payable during the First Additional Lease Period shall be due with respect to the First Additional Lease Period, and all the remaining conditions set out above shall apply in connection therewith, mutatis mutandis.



14. Manner of Payment of the Rental Fee
    -----------------------------------

    14.1 The Lessee shall pay to the Company on the first day of the first month of each quarter (3 months) during the Lease Period, the Rental Fee for the Premises and the Rental Fee for the parking for that quarter, with effect from the Delivery Date of possession of the Premises as set forth in paragraph 11 above.

    14.2 The Lessee shall be responsible for value added tax on the aforesaid Rental Fee payments and shall pay the amount of value added tax to the Company on 15/th/of the month of each quarter as set forth in paragraph 14.1 above, against receipt of an appropriate tax invoice, 7 (seven) days prior to 15/th/of the month as aforesaid.

    14.3 Should the Delivery Date of possession not occur on the date prescribed therefor in this Agreement, then the Lessee shall pay the Rental Fee for the period up to the commencement of the quarter following the Delivery Date of possession, and from the date of commencement of the following quarter as aforesaid and thereafter the provisions contained in paragraph 14.1 shall be applicable.

15. Mortgage of the Company's Rights under this Agreement to the Bank
    -----------------------------------------------------------------

    The Company is mortgaging and assigning to Bank Hapoalim Ltd. (hereinafter :
    "the Bank"), in an assignment by way of mortgage, all its rights vis a vis the Lessee under this Agreement, and hereby furnishes the Lessee with an irrevocable instruction to pay the Rental and all other amounts due and to become due to it by the Lessee under this Agreement into a special account numbered 421006 at the Balfour Branch (Branch No. 527) of the Bank. Signature by the Lessee of the Lease Agreement constitutes an undertaken on its part in favour of the Bank to act as aforesaid. In accordance therewith, the Lessee hereby undertakes that the payments for which it is liable under the provisions of this Agreement shall be paid into the aforesaid special account. The Lessee shall continue to pay the Rental to the Bank as set out above for so long as it shall not have received written notice otherwise in this regard from the Company.

    The Lessee shall not be responsible or be liable to the Company and/or to the Bank in any matter relating to the aforesaid mortgage, save for its express obligation towards the Company and the Bank, to remit the Rental Fee for the Premises, as set out in this Agreement, to the Bank into the special account as aforesaid.


             Fourth Section - Additional Payments Due by the Lessee
             ------------------------------------------------------


16. Liability for Payment thereof
    -----------------------------

    In addition to the Rental Fee which the Lessee is obliged to pay to the Company under this Agreement, the Lessee hereby undertakes to pay to the competent authorities and/or to the Company the amounts set forth hereunder in this section.

17. Taxes
    -----

    The Lessee hereby undertakes to pay to the governmental and municipal authorities :

    17.1 All such duties, levies, rates, taxes and other compulsory payments, both governmental and municipal, as are imposed and/or which may be imposed in the future on a lessee and/or occupier of the Premises, whether with respect to the Premises themselves, or arising from the use thereof, as well as with respect to the Covered Parking Bays leased by the Lessee under this Agreement and arising from the use thereof.

    17.2 All such duties, levies, rates, taxes and other compulsory payments, both governmental and municipal, as are imposed and/or which might be imposed in the future on the business conducted by the Lessee on the Premises, including - but without derogating from the generality of the foregoing - business licence fees, sign tax, business tax and the like.

    17.3 The Company shall have the right to demand and to obtain from the Lessee, in advance, all payments with respect to municipal taxes and other compulsory taxes as set forth above, for the purpose of the remittance of payments to the authorities on due date, provided that the Company shall have conveyed to the Lessee the appropriate demand for payment.

18. Telephone, Electricity, Water and Maintenance
    ---------------------------------------------

    18.1 The Lessee shall pay all costs relating to the use of a telephone direct to the communications service provider, in accordance with the reading on a meter which the communications service provider shall install on the Premises. It is hereby clarified that no cost whatsoever shall be occasioned to the Lessee for the installation of the foregoing meter, and such cost, if any, shall be borne by the Company.

    18.2  The Lessee shall pay to the Company :

          (a) The costs of water consumption on the Premises in accordance with the reading on a meter which the Company shall install on the Premises, the operation of which is the measurement of water consumption only on the Premises. It is hereby recorded that no cost whatsoever shall be occasioned to the Lessee for the installation of the foregoing meter, and such cost, if any, shall be borne by the Company.

          (b) The cost of electricity consumption in accordance with the reading on a separate meter which the Company shall install on the Premises, the operation of which is the measurement of electricity consumption only on the Premises. It is hereby clarified that no cost whatsoever shall be occasioned to the Lessee for the installation of the foregoing meter, and such cost, if any, shall be borne by the Company.

         (c)   The costs and payments set forth in the Management Agreement.


                   Fifth Section - Obligations of the Parties
                   ------------------------------------------

Obligations of the Lessee
-------------------------

19. Lessee's Obligation to Effect Payments
    --------------------------------------

    The Lessee is obliged to pay to the Company the whole of the Rental Fee and all other payments which it undertook to pay in pursuant to this Agreement, irrespective of whether or not the Premises are being used, whatever the reason for such non use of the Premises may be, save if the Lease Period has duly expired. The Lessee shall not be entitled to and shall be precluded from raising any claim against its absolute obligation to pay Rental Fees to the Company in accordance with this Lease Agreement.

20. Limitation on the Use of the Premises
    -------------------------------------

    20.1 The Lessee shall not be entitled to install dining halls, kitchens and such like on the Premises unless it shall have obtained prior written approval therefor from the Company, and should such aforesaid approval be given, it shall be obliged to act only in accordance with such conditions as shall be prescribed - to the extent so prescribed - in the aforesaid approval.

          Notwithstanding the foregoing, the Lessee shall be entitled to install on each floor of the Premises a kitchenette in the area marked in the colour _______ on the Drawing attached as Annex A to this Contract.

    20.2 It is hereby expressly agreed that the Lessee shall not be entitled to grant and to confer rights for the placement of automatic food and beverages vending machines on the Premises, unless it shall have obtained prior written approval therefor from the Company.

21. Signs
    -----

    21.1 The Lessee shall not erect signs on the Premises save on the authority of the Company furnished in writing. For the avoidance of doubt, it is hereby stipulated that the obligation and responsibility for obtaining a sign licence from the authority authorised thereto under any law is imposed on the Lessee as well as to pay any duty and/or levy which is payable under any law to the competent authorities. In the event of the erection of an illuminated sign, the Lessee shall be obliged to install an electricity connection at its cost and to bear the cost of the supply of electricity to such sign. In any event the Lessee may not erect signs on the Premises prior to receipt of a licence under any law for the installation thereof as aforesaid.

    21.2 The Lessee's signs shall be affixed only with the consent of the building designer acting on behalf of the Company and with his approval. The Company shall be entitled to prescribe the form of the sign and the size thereof, and the Lessee shall be obliged to install such sign in accordance with such determination by the Company.

    21.3 The Company shall be entitled to remove at the expense of the Lessee any sign erected by it in breach of the provisions of this paragraph.

    21.4 The Lessee declares that it has no objection to and that it agrees that the Company shall be entitled at its discretion to erect the Company's signs and/or those of the company Azorim Investments Ltd. and/or the company Azorim Properties Ltd. on the roof of the Building. Furthermore, it is agreed that the Company shall be entitled to attach a sign to the walls of the Building which includes the name of the Company.

    21.5 The Lessee declares that it has no objection to and that it agrees that other lessees and/or occupiers in the Building may erect signage on their behalf on the roof of the Building and/or on the external walls thereof, subject to the directions of the Company and to such conditions as are prescribed by it and with its prior approval, provided that there shall be no signs of an advertising nature only.

    21.6 It is hereby clarified that the signs on the Building, including the signage in the lobby of the Building, shall be uniform and the Company, in its sole discretion, may determine the location of the placement of such sign, their form and the materials from which they are made. The Lessee shall be referred by the Company to the manufacturer / contractor who is to carry out the signs on the Building for the purpose of ordering signs for the Lessee's purposes.

          The Lessee undertakes not to undertake installation of any sign, including any within the Building, contrary to the foregoing.

22. Service Lifts
    -------------

    22.1 The Lessee hereby declares that it is aware that one of the lifts on the Premises is also to be used for the haulage of loads. The Lessee hereby undertakes to inform any entity due to deliver loads of any kind and nature whatsoever to it that it is obliged to do so by means of the aforesaid lift.

    22.2 The Company hereby undertakes to effect the modification the controls in the aforesaid lift so that employees of the Lessee and/or any person on its behalf who is supplied with a suitable key, may make sole use of this lift for the purpose of haulage of loads and goods to the Premises only, for a period of time not exceeding 15 (fifteen) protocols at any time, and subject to the technical limitation of the lift and the manufacturer's instructions regarding the haulage of loads and goods.

23. Observance of Laws
    ------------------

    The parties shall comply with the provisions of any law relating to the Premises and the use thereof. Generally, the Lessee undertakes to comply with all the laws, regulations and by-laws and requirements of any competent authority applicable and/or which may be applicable to the Premises during the Lease Period, concerning the use thereof and relating to the Lessee's business and operations of every nature on the Premises.

24. Sewage
    ------

    The Lessee hereby undertakes not to discharge into the sewage network, or to cause to discharge into it any waste which, from the aspect of its properties, is incompatible with any directives of the Ministry of Health on that subject.

25. Prohibition against the Installation of Air Conditioners
    --------------------------------------------------------

    For the avoidance of doubt, it is hereby expressly clarified that the Lessee shall not be entitled to install air conditioners in the walls and/or in the windows of the Premises.

26. Limitation on the Use of the Remainder of the Building Structure
    ----------------------------------------------------------------

    The Lessee hereby undertakes not to keep any materials, tools, equipment, products, stocks and any other movable property outside the Premises and it shall not be entitled to use any area and/or any part of the Building other than the Premises for any purpose whatsoever, save for the use of the modes of access to the Premises.

    It is hereby agreed as follows :

    26.1 Should notwithstanding the provisions of this paragraph any movable property whatsoever belonging to the Lessee be found outside the Premises and should it fail to remove the same upon the Company's first demand, the Company shall be entitled - but not obliged - to remove such movable property from the Building and/or from the Park at the Lessee's expense, without its bearing any responsible for their remaining intact.

    26.2 The non exercise by the Company of its rights under sub-paragraph 26.1 above shall not be construed as any assent on its part to the aforesaid movable property remaining outside the Premises, nor as conferring on the Lessee any right to continue to keep such movable property there, nor as precluding the Company from taking any proceedings to which it is entitled by law and/or under the conditions of this Agreement.

27. Public Areas and Common Property
    --------------------------------

    27.1 It is hereby agreed and declared that the public areas and the common property in the Park (as determined solely by the Company) including roads, pavements, gardens, lawns and so forth, and the public areas and common property within the Building, including roofs, shelters, basements, the entrances and the lobby of the Building and such like, shall pass into the sole possession of the Company and the Lessee shall have no rights of any kind in relation to the aforesaid areas.


    27.2 The Lessee shall not be entitled to make any use whatsoever of the public areas in the Park and/or within the Building and/or in those areas which are outside the Premises, other that for the purpose for which such public areas were intended.

    27.3  (a)  The meaning of the common property is - as defined in paragraph 2.1 of the Management Agreement (Annex B).

          (b) The Lessee shall be entitled to make use of the common property only in accordance with the purposes and/or designations and/or uses for which such common property is intended. The Company shall be entitled from time to time, in its sole discretion, to allow any third party the use of one or another part of the common property for such purposes as shall be determined by it, provided that in so doing there shall be no prejudice to the use by the Lessee of the Premises pursuant to this Agreement.

          (c) For the avoidance of doubt, the Lessee hereby declares that it is aware that it shall be entitled to make use of the common property areas only in accordance with the provisions of any law and of this Agreement.

28. Cleanliness, Preservation and Repair of the Premises
    ----------------------------------------------------

    28.1 The Lessee hereby undertakes to use the Premises in a prudent and reasonable manner, to keep the Premises, the Building and the Park clean and to prevent any damage and/or deterioration of the Premises and the Building (save for deterioration caused as a result of wear arising from ordinary and reasonable use). Without derogating from the generality of the foregoing, the Lessee undertakes that it shall remove any waste from the Premises and see to the disposal by it and/or by its employees and/or any person acting on its behalf of such waste only in places designated therefor within the area of the Park.

    28.2 The Lessee shall be obliged to repair, immediately and at its expense, any damage and/or deterioration caused to the Premises and/or the Building by it and/or by its employees and/or by its users and/or by any person acting on its behalf, save for deterioration caused as a result of wear arising from ordinary and reasonable use and save for repairs the obligation for the repair of which rests with the Company, such as construction flaws during the inspection period.


    28.3 Should the Lessee fail to effect any repair for which it is liable by virtue of the provisions of sub-paragraph 28.2 above, the Company shall be entitled - but not obliged - to effect the aforesaid repair at the Lessee's expense, and the Lessee shall be obliged to refund to the Company the entire amount which had been expended by it in effecting such repair together with interest and linkage at the rate specified in sub-paragraph 43.1, or where the linkage differentials and interest are reckoned from the date of disbursement of the monies by the Company until the actual refund thereof to it.

29. Preservation of the Premises, Alterations to the Premises, Shed
    ---------------------------------------------------------------

    29.1 The Lessee hereby undertakes not to prepare nor to carry out on the Premises or in any part thereof, in its systems and in its installations, any alterations and/or additions and/or improvements and/or construction works of any scope or nature (hereinafter : "the Additions") without having obtained prior written approval therefor from the Company, save for carrying out acts and works under paragraphs 11.3.3 and 28.2 above. The Company shall be entitled - but not obliged, at its sole discretion - to approve the aforesaid works or any part thereof and to stipulate the execution thereof on specified conditions, including the matter of insurance of such works and the execution thereof, and in accordance with a specification and measurements to be furnished by the Lessee and approved by the Company, and as to the manner of execution with minimum interference, if any, to other occupiers of the Building and/or of the Park.

    29.2  (a)  Should the Lessee request to make use of the walls of the
               Premises and/or the ceilings and roof systems of the Premises and/or the Building and/or other components of the Premises for the purpose of the affixing or loading of installations and/or items of any nature whatsoever, of considerable weight and which might be injurious thereto, the Lessee shall be obliged to obtain the Company's written consent prior to such aforesaid execution.

          (b) The Lessee shall be entitled to remove any Addition effected to the Premises in accordance with the foregoing provisions, provided that it reinstates the Premises to their former condition. The Lessee shall be entitled to leave the Addition on the Premises. Should the Addition be left on the Premises, the Addition shall become the property of the Company without any consideration whatsoever being furnished by the Company.

          (c) The Company shall be entitled to remove or demolish any Addition effected by the Lessee without its consent, or to reinstate the Premises to their former condition and the Lessee shall be responsible for any expense occasioned to the Company in connection therewith.

          (d) Notwithstanding the provisions of this paragraph, the Lessee shall be entitled at any time up to the expiration of the Lease Period, to dismantle any Addition installed on the Premises with the consent of the Company and to deal therewith, after the dismantling thereof, as owner subject to the Lessee not causing any damage to the Premises by the dismantling of the Addition. Generally, it is recorded that any Additions which are permanently affixed to the Premises shall not be dismantled notwithstanding the foregoing, unless the prior written consent of the Company shall have been obtained.

     29.3 (a) The Lessee declares and acknowledges that it is aware that the erection of an Addition (galleries and/or sheds) on the Premises, should this be possible in accordance with the applicable Urban Building Scheme in connection with the Land and/or the Building, is subject to a building permit being obtained from the relevant planning authorities.

               A gallery in this regard means - the addition of a floor to an area of the Premises, built within space on the Premises, between the floor and ceiling.

          (b) Should the Lessee apply to erect an Addition on the Premises and receive the Company's consent thereto, it shall be obliged to obtain an appropriate building permit for the purpose of the erection of the Addition, and to bear the permit fee and/or any other amounts payable to the Israel Lands Administration as well as all such levies and duties as are required to be paid to the Israel Lands Administration and/or to the local committee and/or local authority as a condition for the receipt of a building permit, without in so doing any liability whatsoever being imposed on the Company, whether a planning liability or any other liability.



               Subject to the foregoing, any plan for the erection of an Addition shall be submitted in the first instance for approval by the Company and the Company shall be entitled to refuse to approve the aforesaid plan so submitted, should it be of the opinion that the approval of the aforesaid plan could jeopardise any of its building rights or any other of its rights.

    29.4 Should the Company be liable for the payment of a betterment levy arising out of the erection of an Addition and/or a shed and/or through the Lessee - irrespective of whether or not the Company's consent has been obtained - the Lessee shall be obliged to pay such betterment levy or to reimburse the amount of such betterment levy to the Company, if paid by the Company, within 30 days from the date of dispatch of a notice demanding payment thereof.

30. Prevention of a Nuisance
    ------------------------

    30.1 The Lessee shall not keep within the Premises or in the vicinity thereof, nor shall it make use of any material or object which is likely to be easily combustible, to burst, to be poisonous or to cause any material damage and/or bodily injury whatsoever, and/or any other material involving risk to the structure, occupiers and/or visitors to the Building and the Park. Should it be necessary for the Lessee, for the purpose of the exercise of the purpose of the lease, to keep and use any material or object as enumerated above, it shall do so only after obtaining the prior written approval of the Company, and - in the event of the grant of such approval - it shall implement with respect to such material and object as aforesaid, such safety, equipment and material arrangements as are required under any law.

    30.2 The Lessee and the Company, inasmuch that it itself and inasmuch that another lessee occupies and uses an area of the Building, shall prevent the creation of any nuisance whatsoever, and in general the Lessee and the Company undertake not to create a high level of noise, nor to cause odours and shocks likely to cause a disturbance to the Company, the Lessee and/or other businesses in the Park.



    30.3 In the event of a breach of the provisions of paragraph 30.1 above, the Lessee and the Company undertake to discontinue such nuisance within 7 days from the date of receipt of a letter of demand from the Company or the Lessee. Without derogating from the foregoing, in addition to any other right available to the Company or Lessee under this Agreement and/or under the provisions of law, the Company or the Lessee shall be entitled to carry out any inspection and/or measurement and/or repair and/or any other act as the Company or the Lessee shall see fit for reinstatement of the former situation and/or removal of the nuisance. All the costs arising with respect thereto incurred by the Company or by the Lessee shall be due and payable by the Lessee or the Company respectively.

          The Lessee and the Company hereby undertake to refund to the Company or to the Lessee, respectively, any amount incurred as set out above, together with linkage differentials and interest as set forth in paragraph 46.1 or interest alone as set forth in paragraph 46.2, from the date of disbursement of such amount to date of reimbursement thereof by the Lessee.


31. Occupiers of the Building
    -------------------------

    The Company undertakes that in any contractual arrangements for the sale or letting of areas in the Building it shall include an obligation on the part of the purchasers and/or lessees to refrain from causing any nuisance according to law, to act in accordance with and subject to the law and to observe the provisions of the urban building scheme which is or which shall become applicable to the Building.

32. The Company's Obligations
    -------------------------

    It is agreed that should the Lessee be required to pay any amount whatsoever or be obliged within the framework of an action or any other proceedings, to pay any monies whatsoever to any financial authority as a result of non compliance by the Company with the conditions of the Development Agreement and/or any other condition for which the Company is liable to any financial authority, whether contained in the Development Agreement or external thereto, the Company shall indemnify the Lessee against any amount for which it is liable as aforesaid and shall compensate the Lessee for any expense actually incurred by it in connection therewith. The indemnity and compensation as aforesaid shall cover legal costs, including attorneys' fees. It is hereby clarified that all the foregoing contained in this sub-paragraph shall be subject to the Company being given notice by the Lessee as to any demand and/or claim or proceedings as aforesaid immediately upon receipt thereof by the Lessee, and that the Company is given the right and the opportunity to defend the claim and the dismissal thereof, including by way of joining the Company to such proceedings as a third party. The Company shall not object to the erasure of the Lessee from the action as aforesaid, should the Company be joined as a third party or alternatively should it have been the defendant from inception.

    Should the Company delay the payment of any amount which it is obliged to make to the Lessee under the provisions of this Agreement, without derogating from the Lessee's right to obtain any other relief to which it is entitled under this Agreement and/or according to any law, it shall be entitled to receive interest at the rate specified in sub-paragraph 46.2 hereunder from the Company, reckoned from the due date of payment to the date of actual payment, or linkage to the Index, together with the maximum interest which Bank Hapoalim Ltd. would recover as at the date of payment arising from loans linked to the Index, at the Lessee's election.


33. Ancillary Services in the Park
    ------------------------------

    33.1 Should the number of those interested in an annual subscription to a health and sports club (hereinafter : "SPA") in the Park reach 200 persons, and such persons wish to purchase subscriptions from the Company, the Company and/or the Management Company shall attend to the operation of the SPA. Should the SPA operate as aforesaid, the cost of an annual subscription shall be NIS 125 per month, linked to the Index together with value added tax as applicable.

          Subscriptions for the SPA services shall be issued, as far as possible, only to occupiers of the Park.

    33.2 The Company and/or the Management Company shall attend to the operation of a catering centre in the Park, with effect from the Delivery date of possession of the Premises as set forth in paragraph 11 above.



                    Sixth Section - Liability and Insurance
                    ---------------------------------------

34. Liability for Damage
    --------------------

     34.1 The Lessee shall be liable for any loss, harm or damage of any kind and nature whatsoever, to person and/or property, occasioned to the Company and/or the Management Company (should it be incorporated) and/or any person on their behalf and/or any third parties whatsoever including - but without derogating from the generality of the foregoing - visitors to the Park and/or employees of the Company and/or employees of the Lessee and/or the Lessee' customers and/or other customers, should such loss, harm or damage as aforesaid have resulted directly or indirectly from the Lessee's activity on the Premises and/or from the state of the Premises (but save for damage resulting from defects in the construction of the Premises or in the maintenance thereof by the Company and/or the Management Company) and/or caused by and/or my means of the equipment and/or fittings on the Premises and/or should it be caused during the course of and/or as a result of works which are carried out on the Premises and/or through act and/or omission of the Lessee and/or its employees and/or users and/or representatives and/or suppliers and/or any person rendering services on its behalf.

     34.2 Without derogating from the provisions of sub-paragraph 34.1 above and from the Lessee's obligations to effect the insurance referred to hereunder, the Lessee hereby undertakes to take all such steps as are required for the purpose of the cancellation of any demand referred to the Company or to the Management Company and/or any claim lodged against them in relation to damage for which the Lessee is responsible under sub-paragraph 31.1 above and to indemnify the Company or the Management Company immediately on first demand therefor, against any damage caused to it or to the Management Company and any amount which it is compelled to disburse by reason of any demand and/or claim as aforesaid, including - but without derogating from the generality of the foregoing - the costs of the case and attorneys fees.

35.  The Lessee's and the Company's Insurance
     ----------------------------------------

     The Lessee's Insurance
     ----------------------

     35.1 Without derogating from the Lessee's liability, whether by law or under the provisions of this Agreement, the Lessee hereby undertakes to arrange and to maintain, at its cost and for the entire Lease Period, the insurance set forth hereunder (hereinafter collectively called "the Lessee's Insurance") with a duly authorised insurance company under law, namely:

          (a) Property Insurance insuring the contents of the Premises and the additions and improvements thereto by and/or on behalf of the Lessee (but not those effected by the Company and at its cost) at their establishment value, against loss or damage capable of being caused as a result of fire, smoke, lightning, explosions, earthquake, storm and gale, flooding, damage through liquids and burst pipes, impact by aircraft, accident impact, riots, strikes, malicious damage, break-in and robbery.

               Under such aforesaid insurance the insurer shall waive its right of subrogation vis a vis the Company and all persons acting on its behalf against any damage caused by them, and its right of subrogation vis a vis the other lessees in the structure and in the Park under whose insurance a corresponding clause is included with respect to a waiver of subrogation vis a vis the Lessee arising from any damage caused by it, provided that the foregoing provisions regarding the waiver of the right of subrogation shall not apply in favour of a person who had caused damage with wilful intent.

          (b) Third Party Liability Insurance insuring the Lessee's liability for any loss, harm or damage to any third party to whom the Lessee is liable by law or under the provisions of this Agreement, with a limit of liability of not less than $ 1,000,000 (one million United States dollars) per occurrence and per annual insurance period. The foregoing insurance shall not be subject to any limitation as to liability resulting from fire, explosions, alarm, lifting, discharging and loading apparatus, defective sanitary installations, poisoning, harmful substances in food and drink, a strike, lock-out as well as subrogation claims on the part of the National Insurance Institute.

               The foregoing insurance shall be extended in order to include the Company as an additional insured with respect to its liability for acts and/or omissions of the Lessee, subject to a cross liability clause under which the insurance shall be deemed to have been separately effected on behalf of each individual insured.

          (c) Employers Liability Insurance insuring the Lessee's liability towards its employees arising from any bodily injury or illness caused to them during the course of and as a result of their employment, with such standard limit of liability as is applied in Israel at the time of effecting the insurance and/or the renewal thereof. Such insurance shall not be subject to any limitation whatsoever as to hours of work, working at heights or at depths, contractors, sub-contractors and their employees, bait, poisons as well as the engagement of juveniles.

               The foregoing insurance shall be extended in order to indemnify the Company should it be regarded as the employer of the Lessee's employees or any of them.

          (d) Loss of Revenue Insurance (save for Rental Fees), to the full value thereof in regard to the Lessee, by reason of damage caused to the Premises or destruction thereof as a result of the risks insured under paragraph (a) of this sub-paragraph, for an indemnity period of not less than 12 months. The foregoing insurance shall include a waiver of the right of subrogation vis a vis the Company and other lessees in the structure and the Park, under whose insurance a corresponding clause is included with respect to a waiver of the right of subrogation vis a vis the Lessee, provided that the foregoing provisions regarding the waiver of the right of subrogation shall not apply in favour of a person who had caused damage with wilful intent.

     35.2 Should the Lessee be of the opinion that it is necessary to effect insurance supplementary and/or additional to the Lessee's insurance set forth above, the Lessee hereby undertakes to effect and to maintain such supplementary and/or additional insurance, insofar as required.

          In any additional and/or supplementary insurance as aforesaid, a clause shall be included as to the waiver of the right of subrogation vis a vis the Company and all persons acting on its behalf (with respect to Property Insurance), and/or the insurance shall be extended to include the Company as an additional insured under the policy, subject to a cross liability clause (with respect to Third Party Liability Insurance).

     35.3 The Lessee's insurance shall include an express condition whereby it takes precedence over any insurance effected by the Company, and the insurer waives any provision regarding participation by the Company's insurance. In addition the Lessee's insurance shall include an express condition whereby it shall not be cancelled nor reduced nor lapsed unless 60 days advance notice thereof shall have been given to the Company by registered post.

     35.4 The Lessee shall furnish the Company with confirmation, on the date of acceptance of possession of the Premises, as to the Lessee's insurance having been effected, signed by the insurer.

          Should at any time the Lessee's insurer notify the Company that the Lessee's insurance is about to be reduced, cancelled or lapsed, as set out in paragraph 35.3 above, the Lessee shall be obliged to effect the Lessee's insurance anew and to furnish confirmation of having so effected insurance anew, 14 days prior to the date of such reduction or cancellation or lapsing as aforesaid.

          It is hereby expressly agreed that furnishing confirmation of the Lessee's insurance having been effected and examination thereof by the Company shall in no manner be construed as imposing any responsibility whatsoever on the Company and/or on any person on its behalf in relation to such insurance, the accuracy thereof and/or its conformity with the provisions of this Agreement, and the Lessee hereby releases the Company and/or all persons on its behalf from any liability as aforesaid.

     35.5 The Lessee hereby undertakes to comply with the conditions of the insurance policies, to revise the insured amount with respect to the insurance effected under paragraphs (a) and (d) of sub-paragraph 35.1 above, to pay the insurance premium in its entirety and on the due date thereof and to ensure that such insurance is renewed from time to time as required, in order that the same shall remain in force for the whole of the Lease Period.

     35.6 Should the Lessee fail to effect and/or maintain the insurance or any part thereof referred to in this paragraph, the Company shall be entitled - but not obliged - to effect and/or maintain such insurance at the Lessee's cost, and the Lessee shall be obliged to refund to the Company any sum of money expended for such purpose together with linkage differentials and interest at the rate specified in sub-paragraph 46.1 or with interest at the rate specified in sub-paragraph
          46.2 hereunder, at the Company's election, where the linkage differentials and interest, or interest alone, is reckoned from the date of disbursement of such monies by the Company to the actual date of refund thereof.

     35.7 The Lessee declares that it shall have no claim and/or demand and/or action against the Company and persons acting on its behalf arising from damage against which it is entitled to indemnification or against which it would have been so entitled but for the excess specified in the policy under the insurance to be effected as set forth above, and it hereby releases those persons set forth at the head of this sub-paragraph from any liability for damage as aforesaid.

          The provisions of this paragraph shall not apply in the event of damage as set out in this sub-paragraph caused as a direct result of the Company's gross negligence, provided that the Company had received written warning to the effect that failure to remedy its gross negligence as aforesaid would result in the insurance company not giving effect to the indemnity.

     35.8 It is recorded that effecting the insurance by the Lessee as set forth above shall in no manner be construed as reducing or detracting in any form whatsoever from the Lessee's obligations under the Lease Agreement and Management Agreement, or as releasing it from its obligation to compensate the Company and/or the Management Company and/or any person whatsoever arising from any damage caused either directly or indirectly for which it is responsible. The actual payment of any particular insurance benefits shall not be construed other than as reducing the amount of the indemnity and/or compensation to which the Company and/or the Management Company is entitled arising from damage or loss.

     35.9 The provisions contained in this section shall only add to (not derogate from) any other provision of the Lease Agreement or Management Agreement relating to the release of the Company and/or the Management Company from liability.

     The Company's Insurance
     -----------------------

     35.10 Without derogating from the Company's liability, whether by law or under the provisions of this Agreement, the Company and/or the Management Company hereby undertakes to arrange and to maintain, at its cost and for the entire Lease Period, the insurance set forth hereunder (hereinafter collectively called "the Company's Insurance") with an insurance company duly authorised by law, namely:

           (a) Insurance of the structure of the Premises against loss or damage capable of being caused as a result of fire, smoke, lightning, explosions, earthquake, storm and gale, flooding, damage through liquids and burst pipes, impact by aircraft, accident impact, riots, strikes, malicious damage, break-in and robbery.

               The aforesaid insurance shall include a waiver of the right of subrogation (indemnification) vis a vis the Lessee and all persons acting on its behalf arising from any damage caused by them, provided that the foregoing provisions regarding the waiver of the right of subrogation shall not apply in favour of a person who had caused damage with wilful intent. For the purposes of this paragraph, "Structure of the Premises" includes all the systems constituting an integral part of the structure and expressly does not include the contents of the Premises as indicated in paragraph 35.1 (a) above, as well as any Addition and/or improvement and/or expansion effected to the Premises by or on behalf of the Lessee.

           (b) Third party liability insurance insuring the liability of the Company and/or the Management Company under any law and/or of the Lessee arising from bodily injury or damage capable of being caused to the person within the public areas, not constituting part of the areas let to the Lessee under this Agreement, with a limit of liability of not less than $ 2,500,000 (two and a half million United States dollars) per occurrence and per annual insurance period. The Insurance shall be subject to a special extension by which the Lessee shall be included as an additional insured with respect to its liability for an insurance occurrence within the public areas in the structure of the Premises outside the Area of the Premises, and shall be subject to a cross liability clause whereby the insurance shall be deemed to have been separately effected on behalf of each individual insured. For the purpose of this extension an express condition shall be added to the insurance whereby the cover under the policy with respect to the public areas takes precedence over any insurance effected by the Lessee and that the insurer waives any claim and/or demand regarding participation by the Lessee's insurance.

           (c) Employer's liability insurance arising from the Company's liability towards its employees and any person acting on its behalf with such standard limit of liability as is applied in Israel at the time of effecting the insurance and/or the renewal thereof. Such insurance shall not be subject to any limitation whatsoever as to hours of work, working at heights or at depths, contractors, sub-contractors and their employees, bait, poisons as well as the engagement of juveniles.

               The aforesaid insurance shall be extended in order to indemnity the Lessee should it be regarded as the employer of the Company's employees or any of them.

           (d) Insurance covering loss of revenue from rental and management fee expenses to the full value thereof, by reason of damage caused to the Premises in such manner as does not permit of the Lessee's activity therein, or by reason of destruction thereof as a result of the risks insured under paragraph (a) of this sub-paragraph, for an indemnity period of not less than 12 months. The foregoing insurance shall include a waiver of the right of subrogation (indemnification) vis a vis the Lessee and/or any person on its behalf, provided that the foregoing provisions regarding the waiver of the right of subrogation shall not apply in favour of a person who had caused damage with wilful intent.

     35.11 The Lessee undertakes to utilise the monies which it receives from the insurance company under the policies only for the purpose of the immediate reconstruction of the damage and/or the policies. The foregoing shall not in any manner be construed as limiting or derogating from the Company's right to exercise its rights under the policies.

                 Seventh Section - Maintenance of the Premises
                 ---------------------------------------------

36.  Maintenance of the Premises and Repairs
     ---------------------------------------

     36.1 The Lessee shall be liable for the proper maintenance of the Premises and shall repair at its expense any defect and/or fault and/or damage caused to the Premises, whether by the Lessee or by others, whether by reason of wear and tear or for any other reason, save for repairs expressly applicable to the Company.

     36.2 The Lessee shall not be obliged to repair damage to the Premises resulting from defects in the construction of the Premises, arising from reasonable wear and tear, from acts of war, an earthquake or from any other unforeseen act of nature, or repairs due by a contractor in pursuance of the Sale (Apartments) - Maintenance Period Law (even though the aforesaid Law does not apply to this Agreement and/or to the relationship of the parties thereunder).

          The Company shall repair any damage caused to the Premises as set forth in this paragraph within a reasonable time and subject to the provisions of sub-paragraph 36.5 hereunder and upon receipt of the insurance benefits as set forth in paragraph 35 of this Agreement. Should urgent repairs be required, the Lessee shall be entitled but not obliged to repair the same at its cost and the Company shall compensate it therefor on first demand by the Lessee and subject to the cost of repair being reasonable. Notwithstanding the foregoing, the Company shall repair damage to the Premises for which a contractor is responsible under the Sale (Apartments) - Maintenance Period Law, unrelated to the receipt of insurance benefits.

     36.3 Notwithstanding the foregoing, should any damage whatsoever be occasioned to the Premises and/or the Building such that, in the opinion of the Company and/or the Lessee the it is not possible for the Lessee to continue to use the Premises, the Company shall be entitled, in its sole and absolute discretion, to determine whether or not to rebuild the Premises and reinstate the same to such a condition as would enable their continued use. Should the Company decide not to rebuild the Premises, the parties to this Agreement shall be released from their obligations thereunder without any compensation.

     36.4 If the aforesaid damage is classed as a "total loss" in relation to the Premises only, the Company shall rebuild the Premises should liability for the damage be imposed on the Company. Should the damage be to the Area of the Premises alone, the provisions of paragraph 36.3 above shall apply.

     36.5 The Lessee shall give notice to the Company as to any damage caused to the Premises as set forth in sub-paragraph 36.2 above, within three business days from the time of discovery thereof. Should the Lessee fail to give notice as aforesaid, the Lessee shall bear any further expense occasioned to the Company as a result of the failure to give notice as aforesaid and on time.

     36.6 The Company and/or the Management Company shall be entitled to prepare management rules for the Park. The Lessee undertakes to observe such management rules which shall constitute Annex D to this Agreement,
                                                  -------
          subject to the provisions of such rules not obliging the Lessee to pay any monies beyond those prescribed in this Agreement and in the Management Agreement, and subject to the provisions of the rules not prejudicing the Lessee's capability to make on-going use of the Premises.

37.  Prohibitions
     ------------

     For the avoidance of doubt it is hereby expressly clarified :

     37.1 Subject to the provisions of paragraph 36.2 above, the Lessee shall not be entitled to attend to the air conditioning installations on the Premises, the maintenance and/or repair thereof and/or to carry out any act whatsoever thereon and/or to enable other persons (even though they may be professionals and air conditioning specialists) to undertake any of the foregoing in regard to the air conditioners on the Premises.

     37.2 Should the Lessee breach the provisions of sub-paragraph 37.1 above and as a result thereof any damage be occasioned to the air conditioning installations, the Lessee shall bear the full cost of the repair of such damage together with linkage differentials as specified and interest at the rate specified in sub-paragraph 46.1, or together with interest at the rate specified in sub-paragraph 46.2, at the Company's election, and it shall be liable for the payment of an air conditioning charge even though the supply of air conditioning to the Premises may be discontinued for any period whatsoever.

          A lessee leasing the Premises which, or a part of which, are not air conditioned, shall not itself be entitled to be connected in any form whatsoever to the air conditioning system. Any such aforesaid connection may be undertaken only by the Company.

          Any connection by a lessee to the air conditioning other than through the Company, either for the purpose of receiving air conditioning services or for any other purpose, shall be regarded as a fundamental breach of the provisions of this Agreement and shall entitle the Company to any relief accorded to it as a result of the aforesaid breach pursuant to this Agreement and under any law.


                     Eighth Section - the Company's Rights
                     -------------------------------------

38.  Entry onto the Premises
     -----------------------

     Employees of the Company and its agents shall be entitled to enter upon the Premises at any time during ordinary working hours and in co-ordination with the Lessee, for the purpose of inspection or effecting repairs and such other works as are, in the Company's opinion, necessary.

     In the event of an emergency, the Company and/or any person on its behalf shall be entitled to enter onto the Premises without having obtained the prior consent of the Lessee.

39.  Execution of Works on the Premises
     ----------------------------------

     39.1 It is stipulated and agreed between the parties that the Company and/or its representatives and/or any person acting in its name and/or on its behalf shall be entitled to lead through the Premises (or thereon) pipes, conduits and other conductors for water, sewage, gas, electricity, telephone and/or for any other purpose and to execute works and/or other installations on the Premises for the purposes of use by the property adjacent to the Premises, or for any other similar purpose provided that :

          (a) The Company exercises the powers conferred upon it in this paragraph in such form and manner as not to be injurious to the reasonable use of the Premises and any inconvenience and/or disturbance occasioned to the Lessee is reduced as much as possible.

          (b) The Company carries out in those parts of the Premises - as well as in installations carried out by the Lessee with the Company's authority - which are adversely affected by the carrying out the aforesaid works, any repairs which may be required to reinstate the Premises to their former condition.

          (c) The Company shall co-ordinate with the Lessee to the extent possible the dates on which the aforesaid works are to be carried out.

40.  Execution of Works in the Building and in the Park
     --------------------------------------------------

     40.1 The Lessee declares that it is aware that the establishment of the Park has not yet been completed and that works relating to the construction of additional structures in the area of the Park are being, and shall in the future be, undertaken, and it hereby expressly waives any claim of inconvenience likely to be caused to it as a result of noise, waste and such like associated with the execution of the aforesaid works, subject to the Company doing whatever it can in order that the execution of the foregoing works does not unreasonably prejudice the Lessee's potential to use the Premises.

     40.2 The Company shall be entitled, in its sole discretion, to effect any addition to the construction areas of the Land, to the extent that the urban building scheme which is, and/or which shall become, applicable to the Land shall enable this, without the need for prior notice thereof to be given to the Lessee or to obtain the Lessee's consent thereto and without the Lessee preventing and/or interfering with and/or opposing such addition to the aforesaid construction areas by the Company.

     40.3 The Lessee declares and undertakes that it shall not in any manner whatsoever, either directly or indirectly, prevent nor lodge any objection to any plan submitted by the Company for any addition to the construction areas on the Land and/or in the Building, whether an urban building scheme or a plan for building permits or any other plan, provided that no construction in the Building (as distinct from any construction in the Park and/or in any part thereof), under any such aforesaid plan, shall be carried out during the Lease Period.

     40.4 The Lessee undertakes to remove at its cost any obstacle and/or object and/or installation and/or the construction of any additional areas accessory belonging and situate in any place intended for by the Company. The Company shall, insofar as is possible, see to it that an alternative place is found for the Lessee for the placement of the installations and/or accessories which had been removed as aforesaid.

     40.5 It is stipulated and agreed that there is no obligation on the Company under this Agreement to exercise, either in whole or in part, the existing and/or future building rights over the Land of the Park. The exercise of the aforesaid rights and the construction and establishment of further property in the Park, to whatever extent, shall be in the sole and absolute discretion of the Company, and the Lessee hereby undertakes to refrain from any act and/or omission would amount to interference and/or disturbance and/or delaying in any manner whatsoever the exercise of the Company's rights in regard thereto and/or the carrying out of any acts whatsoever by the Company in accordance with the aforesaid discretion.

41.  Traffic and Parking Arrangements
     --------------------------------

     41.1 The Lessee hereby acknowledges that it is aware, and it is agreed by it, that the Company shall be entitled to prescribe such traffic and parking arrangements in the Park as it shall see fit, to levy, with effect from such date as shall be determined by it, a payment for parking in the Park, both in the covered parking areas (wherein it is possible that a one-off payment may also be prescribed for the purchase of a "smart card" which would enable ingress to the parking area and egress therefrom), in the parking lots and in the parking areas linked to the structures, all in such amounts and on such conditions as shall be laid down by it from time to time, in its discretion, without prejudice to the rights of the Lessee in relation to the parking areas allocated for its use under the provisions of this Agreement.

     41.2 The Lessee hereby undertakes to comply with all such rules as shall be prescribed by the Company on the subjects of traffic and parking within the Park and to pay the amounts which the Company so determines for persons parking within the confines thereof, should it wish to park within the Park, as distinct from the allocated parking areas available to it.

     41.3 The Lessee acknowledges that it is agreed upon by it that parking contrary to the signage and/or the instructions of any person appointed by the Company to supervise the traffic and parking arrangements within the Park shall confer on the Company the right to have the vehicle towed away at the expense of the owner of the vehicle and/or the right to impose fines on the owner of the vehicle and/or the right to take such other steps as shall be published.

                           Ninth Section - Collateral
                           --------------------------

42.  Obligation to Furnish
     ---------------------

     As security for the performance by the Lessee of all the provisions of this Agreement in their entirety and on the due dates thereof, and without derogating from the generality of the foregoing, as security for the payment of the Rental Fees and the other amounts for which the Lessee is liable under this Agreement, the Lessee hereby undertakes to furnish the collateral set forth hereunder in this section.

43.  Bank Guarantee
     --------------

     43.1 The Lessee hereby undertakes to deposit an autonomous unconditional and linked bank guarantee with the Company in an amount equal to the rental for the Premises, for the parking and for maintenance charges (as set out in paragraph 4 of the Management Agreement Annex B) for 3 months of the lease together with value added tax as applicable, operative for a period of 14 months and renewable from time to time with effect from the date of delivery thereof and until 60 days shall have elapsed from the date of termination of the lease under this Agreement (hereinafter: "the Guarantee").

          The Guarantee shall be in the form attached to this Agreement as Annex
                                                                           -----
          E.
          -

     43.2 The Lessee shall deposit the letter of Guarantee with the Company by not later than 8th June 1999. Until the date of furnishing the Guarantee as set out in this sub-paragraph, the Company shall be entitled, at its sole discretion, not to carry out any act and/or obligation of any nature under this Agreement involving the disbursement of monies. The non-performance of acts and/or obligations as aforesaid, shall not be regarded in any circumstances as a breach of the Company's obligations. Upon furnishing the Guarantee by due date as aforesaid, the Company's obligation to carry out acts and obligations as aforesaid shall have been perfected. Until the furnishing of the aforesaid letter of Guarantee to the Company, a promissory note signed by the Lessee, shall serve as collateral, which the Lessee shall deposit with the Company on the date of signature of this Agreement in the sum of

          NIS 395,000. The provisions pertaining to the aforesaid promissory note and the form thereof are set forth in Annex F to this Agreement and in Schedule 1 to the aforesaid Annex F. The promissory note shall
                 ----------                  -------
          be returned to the Lessee against receipt by the Company of the aforesaid Guarantee. It is recorded that the furnishing of the promissory note shall not in any manner be construed as derogating from the Lessee's liability to put up the aforesaid Guarantee on the date set out in this sub-paragraph by fulfilment of all the provisions of the Agreement pertaining thereto.

     43.3 Should the Lessee fail to pay rental and/or any other amount for which it is liable under the provisions of this Agreement and/or those of the Management Agreement on the due date, and/or fail to fulfil any of its obligations towards the Company under the provisions of this Agreement or the Management Agreement, the Company shall be entitled - but not obliged and after 14 days prior written notice thereof shall have been given to the Lessee - to realise and recover from the amount of the Guarantee, the amount unpaid on the due date thereof and/or any other amount owed by the Lessee at such time to the Company (together with linkage and interest due to it with respect thereto) as well as to take proceedings against the Lessee arising from the breach of this Agreement and/or the Management Agreement, or not to take proceedings as aforesaid, without derogating from the rights available to the Company under any law against the Lessee.

     43.4 The Lessee hereby declares and agrees that without derogating from the aforesaid Guarantee, the full validity of the Guarantee shall not be attacked, including the Company's right to realise the same, in its entirety or in part, by reason of any claim or right available to the Lessee under the provisions of this Agreement, since the collateral is final, decisive and absolutely autonomous, not capable of alteration, of being made conditional, of being set off, mortgaged, attached or seized, for any reason whatsoever.

          In addition the realisation of the Guarantee by the Company as aforesaid shall not confer on the Lessee any right whatsoever in and to the Premises and shall not amount to a waiver or to its being conditional upon any of the rights of the Company or of the obligations of the Lessee under the provisions of this Agreement, nor shall it replace any of the same.

     43.5 Should the Company have realised the Guarantee and made use of all or any part of the amount of the Guarantee, in the circumstances described above, the Lessee shall be obliged to raise the Guarantee to the original amount thereof immediately upon receipt of the Company's first demand therefor, by way of the furnishing of a fresh Guarantee, for the period and at the amount of the original Guarantee. Should a new Guarantee be furnished as aforesaid, the Company shall refund to the Company the amount of the original Guarantee after the deduction of the amount which had been so utilised as aforesaid and after set off of the costs occasioned to the Company in connection with the realisation of the Guarantee.

     43.6 The Lessee shall, 45 days prior to the expiration of the validity of the Guarantee, furnish the Company with an original extension of the Guarantee, together with all the conditions thereof, duly signed by the bank issuing the same. Should the Lessee fail to extend the Guarantee as required, the Company shall be entitled to realise the original Guarantee and to hold the proceeds in lieu thereof.

     43.7 Prior to the commencement of the last year of the lease the Lessee shall deliver a Guarantee to the Company the validity of which shall lapse 60 days after the date of expiration of the lease, to secure the actual fulfilment of all the Lessee's obligations under this Agreement, including those covering any indebtedness of the Lessee as well as those relating to the termination of the lease, which includes those in connection with the vacating of the Premises by the Lessee at the expiration of the Lease Period.

          It is stipulated and agreed that the expiration of the Lease Period and/or the restoration of possession of the Premises to the Company shall in no manner be construed as a derogation of the Company's right to realise the Guarantee in the manner set out above in relation the aforesaid period of 60 days.

          Should, after realisation of the Guarantee as aforesaid, any amount remain out of the amount of the Guarantee held by the Company, the Company shall refund to the Lessee the balance of the amount of the Guarantee, setting off the costs occasioned to the Company in connection with the realisation of the Guarantee, together with linkage differentials as set forth in paragraph 46.1 hereunder, from the date of expiration of the lease to date of actual payment.

          It is stipulated and agreed that the realisation of the Guarantee as set forth in this sub-paragraph shall in no manner be construed as derogating from any claim or right of the Company against the Lessee pursuant to this Agreement or under any law.

     43.8 All costs and/or payments and/or commissions arising from the issue of the Guarantee under this paragraph shall be due by the Lessee and shall be paid by it.

     43.9 A breach of the provisions of this paragraph shall be regarded as a fundamental breach of the provisions of this Agreement.


                    Tenth Section - Breaches and  Remedies
                    --------------------------------------

44.  Breaches
     --------

     Any party breaching and/or failing to fulfil any of its obligations under this Agreement shall be obliged to compensate the party fulfilling for any damage and/or loss occasioned to it as a result thereof, without derogating from the right of the party fulfilling to obtain any further and/or other relief and/or remedy, including orders for the enforcement of the Agreement and/or injunctions against the its breach.

45.  Fundamental Breaches
     --------------------

     45.1 The parties hereby expressly agree that in addition to the provisions which lay down in this Agreement itself that a breach thereof shall be regarded as a fundamental breach, any of the breaches set forth hereunder shall be a fundamental breach:

          (a)  deleted

          (b) A breach of any of the provisions of paragraphs: 6, 7, 10, 11, 19, 23, 30, 32, 42, 53 and/or a breach of any of the provisions of the Third, Fourth, Sixth or Seventh Sections of the Agreement.

          (c) Failure to effect the insurance which the Lessee undertook to arrange under the provisions of the Sixth Section of this Agreement, or failure to maintain such insurance in effect.

          (d) Failure to deposit any of the amounts of the deposit on the date prescribed therefor or failure to supplement the amount of the deposit after the Company shall have been compelled to make use thereof.

          (e) The use of the Premises other than for the lease purpose as set forth in this Agreement.

     45.2 Should either of the parties to this Agreement commit a fundamental breach and fail to remedy such breach within 14 days from the date on which it was required in writing to do so, the other party shall be entitled, on the expiration of the foregoing date, to give written notice to the party in breach as to the cancellation of this Agreement and the lease thereunder. Should it have been the Lessee who had breached the Agreement as aforesaid, the Lessee shall be obliged to vacate the Premises and to restore the same to the Company's possession within 14 days from the date of such notice.

          Nothing contained in this sub-paragraph shall be construed as derogating from the Company's right to sue for and to obtain, together with the cancellation of the Agreement or in place thereof, any other lawful relief, including compensation and/or a mandamus and/or an injunction.

46.  Late Payments
     -------------

     Without derogating from the provisions of paragraphs 44 and 45 above, it is stipulated and agreed between the parties as follows:

     46.1 Should the Lessee be in arrears in the payment of any amount which it is obliged to pay to the Company under the provisions of this Agreement, without derogating from the Company's right to sue and obtain any relief to which it is entitled under this Agreement and/or according to any law, it shall be entitled to receive interest from the Lessee at the rate specified in sub-paragraph 46.2 hereunder, reckoned from the due date of the payment to the date of actual payment, or linked to the Index, together with the maximum interest which Bank Hapoalim Ltd. would recover at the time of such payment with respect to loans linked to the Index, at the Company's election.

     46.2 The interest which the Lessee is obliged to pay to the Company under the provisions of sub-paragraph 46.1 shall be that which is applied from time to time at Bank Hapoalim Ltd. with respect to irregular unauthorised overdrafts in current loan accounts together with 4% per annum.

     46.3 Should the Lessee be in arrears in the payment of any amount whatsoever which it is obliged to make to the Company, any amount paid by it after the commencement of the arrears as aforesaid shall be credited firstly on account of interest or linkage and interest, thereafter on account of the capital of the debt and thereafter on account of current payments, irrespective of whether the Lessee had remitted the amount on account of the debt or whether it had purported to effect current payments.

     46.4 It is hereby agreed between the parties that should the Lessee be in arrears in the payment of rental and/or in the payment of amounts pursuant to the Management Agreement and/or in the payment of electricity consumption charges, the Company shall be entitled, in addition to its right to any other relief, conferred upon it under this Agreement and/or by law - including the right to cancel this Agreement and to obtain or to seize possession of the Premises, and after the Company shall have given the Lessee 3 business days prior written warning - to take all or any of the follow steps, even without cancellation of the Agreement, and to persist therewith until the Lessee shall have paid its indebtedness (including linkage differentials and/or interest), namely:

          (a) To cut off the supply of electricity and/or water and/or air conditioning to the Premises.

          (b) To discontinue the provision of any maintenance service to the Premises.

47.  Appointment of Receiver or Liquidator
     -------------------------------------

     It is hereby stipulated and agreed between the parties that in the event of the appointment of a receiver to the Lessee, whether provisional or permanent, and/or a pre-liquidator and/or liquidator and/or should a winding up order have been granted against it, and should such aforesaid appointment or order not have been cancelled within 90 days, the very fact of such appointment and/or the grant of such order and the non cancellation thereof within the period of time set out above shall amount to a fundamental breach of this Agreement, and it is hereby expressly agreed that in such circumstances the validity of this Agreement shall lapse and neither the Lessee, the receiver, the pre-liquidator and/or liquidator shall have any further rights in and to the Premises (save for the right to take therefrom the Lessee's property found therein) and such receiver, pre-liquidator and/or liquidator shall be obliged to vacate the Premises and to restore possession thereof to the Company within the 90 days referred to above.

48.  Taking Possession
     -----------------

     Should the Company cancel this Agreement as a result of a fundamental breach by the Lessee, or should the validity of this Agreement have lapsed in the circumstances set out in paragraph 47 above and should the Lessee, the receiver, pre-liquidator and/or liquidator have failed to vacate the Premises and restored possession thereof to the Company within 14 days from the date of cancellation or on the date of lapse of validity, as the case may be, the Company shall be entitled to take possession of the Premises, to replace its locks, to remove from the Premises the equipment, goods and effects belonging to the Lessee and to store the same, at the expense of the Lessee, the receiver, pre-liquidator or liquidator, wherever it shall deem fit. Should the Company exercise the right accorded to it under this paragraph, the Lessee, the receiver, pre-liquidator or liquidator, as the case may be, shall be obliged to refund to it such monies as it shall have expended for the purposes of the removal of such equipment, goods and effects, the transportation and storage thereof together with linkage differentials and/or interest at the rate specified in sub-paragraph 46.1 or 46.2, at the Company's election.

     The Lessee, the receiver, pre-liquidator or liquidator, as the case may be, hereby release the Company from liability for any loss and/or damage which might be caused to such equipment, goods and/or effects during the course of the transfer and storage thereof, provided that such transfer is carried out by persons qualified as such, in the presence of a representative of the Company, and that storage is effected at a suitable location.


49.  Cancellation of the Agreement
     -----------------------------

     49.1 Without derogating from the foregoing, the parties agree that the Company shall be entitled to bring this Agreement to an end on any one of the occurrences set forth hereunder taking place:

          (a) Should a receiving order be made against the Lessee or should the Lessee arrive at an agreement with its creditors.

          (b)  Should judgement for the winding up of the Lessee be granted.

          (c) Should a receiver be appointed over the Lessee's assets or any part of its assets.

          The Company shall give written notice to the Lessee as to the cancellation of the Agreement and the such cancellation shall take effect from the date of lodgement of the application against the Lessee for the grant of the receiving order or application for an arrangement with creditors or application for winding up or application for the enforcement of charges and/or for the appointment of a receiver, provided that such aforesaid application is not cancelled within 90 days from the date of lodgement thereof.

     49.2 In addition to any relief for which the Company is entitled to sue pursuant to this Agreement and/or under any law and without derogating from the generality of the foregoing, the Company shall be entitled to bring about the cancellation of this Agreement, after giving 14 days written notice in the instances set forth hereunder:

          (a) Failure to deliver the Bank Guarantee as set out in paragraph 44 above.

          (b)  Use of the Premises other than as set forth in paragraph 6 above.

          (c) Transfer of the lease rights in and to the Premises to another person, contrary to the provisions of paragraph 51 hereunder.

          (d) Failure to pay an amount which the Lessee is obliged to pay to the Company - within 14 days from the date prescribed for the payment thereof.

          (h) The creation of a continuing nuisance in such manner as to be a disturbance to offices and/or factories and/or other businesses in the Building and/or within the Park.

     49.3 Should the Agreement be cancelled, the Lessee shall vacate the Premises within 30 days from the date of such cancellation.

     49.4 Nothing contained in this paragraph shall be construed as derogating from the Company's rights under this Agreement or by law.

     49.5 Should the Lessee be obliged to vacate the Premises arising from the provisions of sub-paragraphs 53.1 or 53.2 hereunder, the Lessee shall not be entitled to any compensation and/or payment whatsoever from the Company.

50.  Payment of the Company's Debts
     ------------------------------

     50.1 Should the Company be obliged to pay any amount relating to the Premises instead of the Lessee, the payment of which is due by the

          Lessee pursuant to this Agreement or under any law, including payments for electricity, water, municipal rates, Bezeq and so forth, the Company shall give notice to the Lessee as to its intention to pay the aforesaid amount instead of the Lessee 14 days prior to the payment thereof. Should the Lessee itself fail to pay the aforesaid amounts, even after receipt of notice from the Company, the Company shall be entitled - but not obliged - itself to pay such sum as set out above.

     50.2 The Lessee shall refund to the Company any amount paid by the Company as aforesaid within 14 days from the date of receipt of a demand to do so, together with interest and linkage differentials as set forth in paragraph 46.1 or with interest alone as set forth in paragraph 46.2, in the Company's absolute discretion, from the date of dispatch of such notice to date of actual payment.


                       Eleventh Section - Miscellaneous
                       --------------------------------

51.  Transfer of Rights
     ------------------

     51.1 The Lessee shall not be entitled to transfer and/or to mortgage in any form or manner all or any part of the rights conferred upon it under this Agreement to any other person or persons. Any act of a corporation constituting the Lessee, whether a single act or a number of acts cumulatively, including any act as a result of which control is passed, directly or indirectly, from the owners of the corporation at the time of signature of this Agreement to any third party whatsoever, shall not under any circumstances and in any manner derogate from the obligations of the Company under this Agreement, nor alter in any form whatsoever the purpose of the lease and/or shall not constitute grounds for the alteration of any of the provisions of the Agreement or the manner of fulfilment of the Lessee's obligations hereunder.

          Notwithstanding the provisions of paragraph 51.1 above, the transfer of rights and the use of the Premises shall be permitted to an associated and/or affiliated company and/or subsidiary of the Lessee (hereinafter: "the Transferee Company"), provided that the Transferee Company enters into this Agreement as a further party or signs a separate agreement with the Company, along with the Lessee and under a reciprocal guarantee between them, and provided that the Transferee Company furnishes the Company with guarantees as set forth in the Ninth Section of this Agreement, for the fulfilment of the Agreement to the Company's satisfaction.

     51.2 Notwithstanding the provisions of paragraph 51.1 above, it is hereby agreed that the Lessee shall be entitled to permit the use of parts of the Premises (as distinct from the whole of the Premises) to other persons as sub-lessees provided that the identity of the foregoing sub-lessees is approved in advance and in writing by the Company, and subject in any event notwithstanding the permission to use as aforesaid, the Lessee remaining absolutely liable to the Company for the fulfilment of all its obligations under this Agreement in their entirety and on the due dates thereof, in relation to the areas in which the sub-lessee is permitted to operate as aforesaid. The Lessee and the sub-lessee shall be guarantors under a reciprocal guarantee inter se in relation to their obligations with respect to the Premises.

          It is stipulated that the Lessee shall not be entitled to let parts of the Premises to other persons as sub-lessees for any period in excess of the Lease Period under this Agreement and/or for the Additional Lease Period (if applicable) and/or for the Second Lease Period (if applicable), and nothing contained in any sub-lease made contrary to the foregoing shall be construed as binding the Company.

          Should the Lessee let parts of the Premises as set out in paragraph
          51.2 above, the Company shall be entitled, but not obliged, to enter into contractual arrangements direct with such sub-lessee by subtraction from the relevant Areas of the Premises of the Lessee.

     51.3 The Company shall be entitled to transfer and/or mortgage its rights and obligations under this Agreement to any other person provided that this does not derogate from the Lessee's rights under this Agreement.

     51.4 It is stipulated that in any event, even though transfer is effected in accordance with and subject to the provisions of this paragraph, all the provisions of this Agreement shall continue to apply and be binding on the Lessee and such transfer shall in no manner be construed as detracting from any of its obligations towards the Company.

52.  Right of First Refusal
     ----------------------

     52.1 As set out above, the Company hereby grant to the Lessee a right of first refusal to lease from the Company the Further Area, in addition to the remainder of the leased areas to the Lessee under this Agreement. The right of first refusal shall be operative with effect from the date of signature of this Agreement until 3 (three) months shall have elapsed from the Date of Delivery of possession as set forth in paragraph 11.1 above (hereinafter: "the Right of Refusal Period").

     52.2 It is hereby recorded that the right of first refusal shall apply only in relation to contractual arrangements wherein the Company grants lease rights in the Additional Area to any third party whatsoever. With respect to any contractual arrangements between the Company and any third party whatsoever for the sale of the whole or any part of the Further Area, no right of refusal whatsoever shall accrue to the Lessee.

     52.3 In regard to the aforesaid right of first refusal, the following provisions shall apply:

          (a) Should the Company, in its sole discretion, make the Additional Area available for letting, and should it reach an agreement with any third party whatsoever, subject to the right of first refusal hereby granted to the Lessee, with respect to the letting of the Additional Area to such third party, the Company shall offer to let the Additional Area to the Lessee prior to its offer to conclude any transaction whatsoever with that third party, on conditions identical with those agreed as aforesaid with that third party. Should the Lessee be desirous of leasing the Additional Area from the Company on the foregoing conditions, the Lessee shall give notice thereof to the Company within 15 days from the date of delivery to it of the offer to let the Additional Area as aforesaid. In the event of the Lessee giving notice to the Company that it does not wish to lease the Additional Area on the foregoing conditions, or should no notice whatsoever be given to the Company, and upon the expiration of the 15 days as aforesaid, the Lessee shall be regarded as having waived its right to lease the Additional Area on the foregoing conditions, and in such event the Company shall be entitled to let the Additional Area to any third party whatsoever on conditions no more favourable than those under which the Additional Area had been offered to the Lessee.

          (b) Should, after waiver on the part of the Lessee of its right to lease the Additional Area on the conditions set out in paragraph
               (a) above, the Company reach an agreement with any third party whatsoever, subject to the right of refusal hereby granted to the Lessee, as to the letting of the Additional Area to that third party on conditions more favourable than those offered to the Lessee as set forth in paragraph (a) above, the Lessee's right of first refusal shall be renewed and the Company shall be obliged to offer the Additional Area to the Lessee for the second time prior to its letting the same to that third party, on conditions identical to those agreed upon as set out in this paragraph (b) with that third party, and all the provisions set forth in paragraph (a) above shall apply in connection therewith.

               The Company shall enable the Lessee, at its request, to peruse the relevant parts of the lease agreement entered into with that third party in order to verify the fulfilment of the provisions of this paragraph.

          (c) It is hereby recorded that upon expiration of the Right of Refusal Period or waiver by the Lessee of its right as set out in sub-paragraph (a) above, irrespective of whether the Lessee had given notice that it did not wish to lease the Additional Area, or whether it had not given any notice whatsoever to the Company, and upon the expiration of the period of 15 days as set out above, the Lessee shall have no rights in and to the Additional Area, nor shall it have any claim against the Company and/or against any third party whatsoever with whom the Company enters into contractual arrangements, if so entered into.

53.  Vacating
     --------

     53.1 The Lessee shall vacate the Premises on the expiration of the Lease or the First Additional Lease Period or on the expiration of the Second Additional Lease Period, as the case may be, and shall restore sole possession of the Premises to the Company free of any person or property not being the property of the Company.

          In the event of the Lessee being obliged to vacate the Premises in accordance with the conditions of this Agreement, either for the reason set forth in this paragraph or for any other reason set forth in this Agreement and/or under any law, it shall be obliged to restore sole possession of the Premises, together with the keys, totally vacant and in good condition and fit for immediate use, save for reasonable wear and tear.

          Furthermore the Lessee shall, on expiration of the Lease Period or the actual vacating of the Premises, furnish the Company with confirmations from the Electricity Corporation and the local authority that the Lessee has no indebtedness arising from electricity consumption and/or water consumption and/or taxes and/or dues to the local authority with respect to the Premises up to the expiration of the Lease Period or up to the date of actual vacating, whichever of the two shall be the later.


     53.2 Without derogating from any of the Company's other rights, should the Lessee fail to vacate the Premises as set forth in sub-paragraph 53.1 above, the Lessee shall pay the Company pre-determined and pre-estimated compensation (hereinafter: "the Compensation") for each day in default, in an amount equal to double the Rental Fees applicable to the Premises for one day's Rental Fee during the last month of the last year of the lease. The Compensation shall be linked to the Index, and the computation of the linkage differentials shall be effected, mutatis mutandis, by the Company monthly.

     53.3 The foregoing shall not in any manner be construed as prejudicing and/or derogating from any right of the Company, including its right to receive the Compensation referred to in sub-paragraph 53.2, even if the Company had issued a demand and/or invoice to the Lessee for payment of rental.

          In addition, nothing contained in this sub-paragraph shall be construed as prejudicing and/or derogating from the Company's right to demand the vacating of the Premises.

          The provisions of this paragraph take precedence over any other provision contained in this Agreement.

          For the avoidance of doubt, it is clarified that the Lessee's liability as set forth in this paragraph shall also apply after the expiration of the Lease Period up to the actual vacating of the Premises.

     53.4 Upon the expiration of the validity of this Agreement, and/or should this Agreement be cancelled by the Company and/or should a judgement be granted for the eviction of the Lessee from the Premises, and should the Lessee fail to vacate the Premises forthwith, the Company shall be entitled to realise and/or to utilise any collateral and/or guarantee furnished to it by the Lessee.

          Nothing contained in this paragraph shall be construed as a waiver of any of the Company's rights vis-a-vis the Lessee under this Agreement or by law, or be construed as giving the Lessee permission to make use of the Premises after cancellation of the Lease Agreement or the grant of judgement for eviction as aforesaid.

          The cancellation of this Agreement under the provisions of paragraph 49 above shall in no manner be construed as prejudicing the Lessee's obligations pursuant to the provisions of this paragraph above.

     53.5 Without prejudice to any of the Company's rights under this Agreement, it is agreed that upon the expiration of the Lease Period and/or after cancellation of this Agreement by the Company and/or in the event of the Lessee failing to make two consecutive rental payments to the Company, should the Lessee fail to vacate the Premises and/or fail to restore possession of the Premises to the Company free of any person or property, the Company shall be entitled to take possession of the Premises, after giving written notice to the Lessee as to the date of taking possession.

          The Company shall be entitled to act as set out above and to clear all movable property found on the Premises and to store the same as it sees fit in its absolute discretion at any other location and/or to sell the same to a third party, in its absolute discretion. The cost of such clearing, storage and sale shall be due and payable by the Lessee. The Company shall be entitled to deduct from the sale price (if any) the costs incurred arising from such clearing, storage and sale.

          Should the Premises be cleared by the Lessee or should the equipment be stored or sold as set forth above in this sub-paragraph, the Lessee shall have no plea in defence and/or any other claim against the Company in connection with the implementation of such clearing, storage or sale as aforesaid, provided that such clearing and/or storage is carried out by persons qualified as such, in the presence of a representative of the Company, and that storage is effected at a suitable location.

     53.6 The Company shall be entitled to take possession of the Premises and/or to prevent the Lessee from using the Premises (including the replacement of locks on the Premises) in the event the Lessee fails to make two consecutive payments of the Rental to the Company provided that it had given written notice thereof to the Lessee.

          The books of the Company shall serve as prima facie proof for the purpose of the Lessee's indebtedness to the Company for the Rental

          Fees.

     53.7 Further to the provisions of sub-paragraph 53.4 above, the collateral shall serve to secure the discharge of all the Lessee's indebtedness to the local planning and building committee, to the local authority (including any indebtedness arising from water consumption) and/or to the Electricity Corporation and the communications service provider with respect to the Premises.

54.  Costs of the Agreement
     ----------------------

     The costs of stamping this Agreement shall be due by the parties in equal shares.

55.  Taxes, Duties and Levies
     ------------------------

     All such taxes, duties and levies, governmental and/or municipal and/or otherwise, and other payments of any kind or nature whatsoever, relating to the conduct of the business of the Lessee and/or of the occupier of the Premises and/or due in relation to the Premises and/or which shall become due by the Lessee and/or in relation to the Premises during the Lease Period, shall be payable by the Lessee including such taxes, duties and/or levies as are due on the common property (hereinafter: "Compulsory Charges in connection with the Common Property"). The Lessee's share of the Compulsory Charges in connection with the Common Property shall be determined in accordance with the provisions of the Management Agreement.

56.  Value Added Tax
     ---------------

     Any amount and/or security which the Lessee is obliged to pay or deposit under this Agreement shall be subject to value added tax at the lawful rate as at the date of such payment or deposit payable by the Lessee. Subject to the provisions of paragraph 14.2 above, value added tax shall be payable on the date prescribed for effecting all such payments or deposits as set forth in this Agreement, and against an appropriate tax invoice under law.

57.  Jurisdiction
     ------------

     It is agreed by the parties that they choose the competent court in the Tel Aviv district as having exclusive jurisdiction in any matter connected with and/or pertaining to this Agreement.

58.  Prohibition against the Set Off of Payments
     -------------------------------------------

     The parties agree that the amounts which they owe and/or shall owe to each other arising from this Agreement, or from any cause whatsoever, shall not be capable of set off, unless otherwise specified in this Agreement. For the avoidance of doubt it is stipulated that where the Lessee has a claim and/or demand against the Company, it shall not be entitled to set off the amount of such demand and/or claim.

59.  Waivers and Alterations to the Agreement
     ----------------------------------------

     59.1 Any alteration to the conditions of this Agreement shall be in force only if executed in writing and signed by both parties.

     59.2 Any waiver of the rights of either party under this Agreement shall be effected only in writing and under the signature of those authorised to bind that party. Any delay in the utilisation of any rights under this Agreement shall not be regarded as a waiver.

60.  Delivery of Notices
     -------------------

     Any notice which the parties to this Agreement are obliged to deliver to each other shall be regarded as having been delivered within 48 hours from the time of dispatch thereof by registered post from a post office in Israel to the address of the parties as set forth in this Agreement.

     The delivery of any notice at the Premises to the Lessee or to any employee thereof, or the affixing of any such notice to the door of the Premises shall be regarded as due delivery under law to the Lessee.

     In addition to the foregoing, the parties shall be entitled to send notices to each other by messenger and in such event the time of delivery shall be regarded as the time of delivery which appears on the delivery notice signed by such messenger.

     The address of the parties as set forth in paragraph 61 hereunder shall also be regarded as their address for the purpose of the service of court processes.

61.  Addresses
     ---------

     The addresses of the parties for the purpose of this Agreement are:

     The Lessee:    10 Martin Gahal Street, Kiryat Arieh, Petah Tikva, and from
     ----------
                    the date of acceptance of possession of the Premises and thereafter the address of the Lessee shall be at the Premises.

     The Company: ______________________________________________
     ----


          In witness whereof the parties have affixed their signatures


     "signed" Accord Networks Ltd.      "signed" Azorei Mallal Industries Ltd.
     -----------------------------      --------------------------------------
               The Lessee                               The Company

                                 Certification
                                 -------------

I the undersigned Alon Badihi, Advocate, certify that this Agreement and the Annexes thereto were signed by Zigi Gavish who is authorised to sign on behalf of the Lessee corporation, and that the signature of the above-named in conjunction with the seal of the corporation is binding on it for all intents and purposes.

This 25/th/ day of April 1999.

                                        "signed" Alon Badihi, Adv.
                                             Licence No. 24356
                                             -----------------
                                                 Signature


                                 Certification
                                 -------------

I the undersigned Vicki Zamir-Sharon, Advocate, certify that this Agreement and the Annexes thereto were signed by Daniel Lavon and by Arnon Brodner who are jointly authorised to sign on behalf of the corporation being the Company, and that the signature of the above-named in conjunction with the corporation's seal is binding on it for all intents and purposes.

This 26/th/ day of April 1999.

"signed" Vicki Zamir-Sharon, Adv.
                                                 Licence No. 21299
                                                 -----------------
                                                     Signature

                                    ANNEX A



[Drawing showing areas in Building number 1 in the Park Azorim business complex in Tel Aviv, Israel, including an area of 790 square meters on the fourth floor, 790 square meters on the fifth floor and approximately 330 square meters on the third floor.]

                                  [PAGE ONE]

                                  [PAGE TWO]

                             MANAGEMENT AGREEMENT
                             --------------------

                        Annex B to the Lease Agreement
                        ------------------------------

       Made and entered into at _________ on ____ day of __________ 1999


Between:      Azorei Mallal Industries Ltd.
              of __________________ Street
              (hereinafter: "the Company")

                                                              Of the First Part:
                                                              -----------------

And:          Accord Networks Ltd.
              of 22 Hayetzira Street, Kiryat Arieh, Petah Tikva
              (hereinafter: "the Lessee")

                                                             Of the Second Part:
                                                             ------------------

Whereas In pursuance of a ruling of the Israel Lands Board No. 717 and in accordance with the Development Agreement, the Company is establishing the Park on the Land, which includes the Building, as these terms are defined in the Lease Agreement;

And Whereas   The Lessee has leased from the Company, in accordance with the matters set forth in the Lease Agreement dated ________
              (heretofore and hereinafter: "the Lease Agreement"), the Premises as defined in the Lease Agreement;

And Whereas   The Lessee has agreed that the management, maintenance and operation of the Park and of the Building, together with all the sections thereof, shall be undertaken exclusively by the Company and/or some person on its behalf and it undertakes and agrees to act in accordance with the conditions of this Agreement and to participate in the management costs as set forth herein;

And Whereas   This Agreement is intended to regulate the reciprocal obligations between the parties in all matters pertaining to the management and rendering of the services in the Building;

   Now therefore it is agreed and stipulated between the parties as follows:
   ------------------------------------------------------------------------

1    Preamble
     --------

     1.1 The preamble to this Agreement, including the definitions and the declarations contained therein, constitute an integral part hereof and bind the parties for all intents and purposes.

     1.2 The numbering of the paragraphs in this Agreement and the headings thereof are for the purpose of convenience only, do not constitute a part of the Agreement and no use shall be made of them in the interpretation of the Agreement.

     1.3 Upon signature of this Agreement and the Lease Agreement all declarations of the parties and/or all obligations and/or any representation made by them prior to signature of these Agreements shall be void ab initio.

     1.4 The terms in this Agreement shall have the meanings attributed to them in the Lease Agreement save if expressly otherwise indicated.

2.   Definitions
     -----------

     In the absence of an intention otherwise arising from the contents of the text, the following terms shall have the following meaning:

    2.1   "Common Property"

          Any part of the Building and/or Park which the Company has designated and/or shall designate from time to time and in its sole and absolute discretion, for the common use of all or any part of the occupiers of the Building and/or of the Park, including and without derogating from the generality of the foregoing:

          (1) All sections of the Building including shelters, protected open areas, machinery rooms, electricity rooms, the roofs, external walls, foundation, stairwells, passages, entrances, lifts, refuse rooms, electricity rooms, courtyards, gardens, parking lots, installations, roads, ramps and pavements as well as the other areas in the Building, save for the Premises, and all areas of the Park, apart from those sections that have been leased or sold and/or intended for sale or lease in the future, and save for those parts of the Building and/or the Park which are to be extracted by the Company from the Common Property in its discretion.

          (2) Air conditioning installations and lifts, plumbing of every kind whatsoever and all the other installations situated in the Building and/or serving it and/or using it and which the Company has designated for common use by all the occupiers of the Building or by the majority thereof even though located within the confines of those areas which have been sold or let or those areas linked to them.

          (3) In any event the Common Property shall not include sections which have been linked by the Company to any particular unit in the Building, in the Company's discretion. In addition it is stipulated that the Common Property shall not include parking bays in the parking lots of the Building and Park which have been let to occupiers in the Building or Park and with respect to which a subscription fee is charged. In addition the SPA, as defined in the Lease Agreement, shall not be included.

     2.2  "The Services"

          The provision of information services in the Building and Park, management, operation, repair, maintenance, insurance, upkeep, lighting and gardening of the Common Property as defined above and of plumbing, installations and areas in the Building serving and/or using the Building and/or the carrying out of acts in the Building and/or supplies serving or which are intended to serve or to be of service to the Premises or the Building.

          It is hereby recorded and agreed that the Services under this Agreement also include the maintenance of the service rooms situated on the floors of the Premises.

          Without derogating from the generality of the foregoing, the Company shall be entitled, in its discretion, to manage, undertake, initiate and to provide or to cease to provide or to undertake the Services set forth above or any part thereof as well as any other service, at its election.

          Having regard to the special nature of the Park and to the complexity thereof, the services may also include special services which are not ordinarily available in an average building, such as: the payment of duties, taxes and levies due and/or which may become due with respect to the Common Property, advertising, signs, public relations, the organisation of functions and so forth, all of which are at the Company's discretion.

    2.3  "The Effective Date"

         The date on which the Management Company commences the management and rendering of the services, as prescribed in paragraph 5.1 hereunder.

    2.4  "The Lease Agreement"

         The agreement between the Company and the Lessee dated ________, whereby the Lessee leases the Premises from the Company, and to which this Management Agreement is attached as an integral part thereof as Annex B.

3.   Management of the Services and the Rendering thereof
     ----------------------------------------------------

     3.1 (a) The Company assumes responsibility for the sole management and rendering of the Services in the Building and Park for the period of the Agreement as set forth in paragraph 5 hereunder, and the Lessee agrees thereto and delegates to the Company the sole management and rendering of the Services for the period of the Agreement, and undertakes not to render the Services itself or through others.

          (b) The Company shall be entitled, from time to time and in its discretion, to determine the scope of the Services, the type and character thereof and that part of them which are to be provided to the Park and/or to the Building and/or to certain parts of them, if at all, the time and manner of the provision thereof and the period thereof.

          (c) The management and rendering of the Services shall be undertaken by the Company itself and/or by others and/or some personally and some by others, at the Company's discretion. Without derogating from the foregoing, it is hereby agreed that the Company shall be entitled to enter into contractual arrangements from time to time with any other entity under agreements in the matter of the provision of maintenance services for the systems, installations and areas of the Building, depending on the economic viability to the Company on the one hand and the quality assurance of the service on the other.

    3.2 The Lessee agrees in advance to the Company being entitled to determine from time to time procedures and provisions in connection with the management and rendering of the Services as it shall see fit, and to change the same from time to time. The Lessee undertakes to act in accordance with the foregoing provisions, so long as these do not expressly conflict with the provisions of this Agreement and do not prejudice its reasonable use of the Premises.

    3.3 For the purpose of the management and rendering of the Services as set forth in this Agreement the Company shall be entitled to establish an office in the Building and may engage a staff of technical, professional, managerial and other employees for the carrying out the work involved in the management and rendering of the Services as well as being entitled to manage and render all or any part of the Services through contractors, sub-contractors or in any other manner as may be determined by it, including the part time and full time employment under special contracts or on such conditions as it shall deem fit of service providers according to need.

    3.4   The Lessee hereby undertakes:

          (a) To be bound to the Company in all matters pertaining to the management and rendering of the Services under this Agreement.

          (b) That it and all persons acting by virtue of it and on its behalf shall co-operate with the Company and shall extend assistance to it in all instances where such co-operation or assistance is required, in order to enable the good and regular management and rendering of the Services.

          (c) To allow the Company and those acting by virtue thereof to enter upon the Premises for the purpose of undertaking work connected with the management and rendering of the Services, irrespective of whether such works are being carried out for the Lessee or for any other occupier of the Building, or for the purposes of effecting repairs required in other areas of the Building, and inter alia to open walls, floors, ceilings and other parts, to replace and repair plumbing and conduits and to connect up to them and to carry out any work required in the Company's discretion for the purpose of the fulfilment of its obligations under this Agreement, and the Lessee shall have no claim against the Company arising from any interference caused to it as a result thereof. In any such instance of the aforesaid acts, the Company shall endeavour to ensure that the interference to the Lessee is as minimal as possible and that the Premises are restored to their former state as soon as possible.

          (d) To notify the Company concerning any failure requiring action on the part of the Company.

          (e) The Lessee declares that it is aware that the Company shall be entitled - but not obliged - to register this Agreement when this becomes possible in the Land Registration Office, either through its inclusion within the framework of the condominium rules relating to the Park or to the Building, or through the registration of a note as to the existence of this Agreement and that it is binding, or in any other manner, in the absolute discretion of the Company.

4.   Costs of Management and of Rendering the Services
     -------------------------------------------------


     4.1 The Lessee hereby undertakes to bear, in conjunction with the other occupiers of the Building and of the Park, all the costs involved in the management and rendering of the Services, including the cost of financing involved in the rendering of the Services (hereinafter:
          "the Basic Costs") together with a management fee at the rate of 15% of the Basic Costs (hereinafter: "the Management Fee"). The Basic Costs together with the Management Fee shall hereinafter be called "the Costs".

     4.2 The Lessee's share in all the Costs shall be determined in accordance with a key to be prepared by the Company and subject to the provisions hereunder. In the apportionment of the Costs among the occupiers in the Building and in the Park, the Company shall act as follows:

          (a) The computation of the Lessee's pro rata share of the Costs (hereinafter: "the Pro Rata Share") shall be made by dividing the area of the Premises by the total area of the Building or Park designated for sale and/or letting, in the absolute discretion of the Company.

               Differentials linked to the Index as defined in paragraph 8.3 hereunder, mutatis mutandis, shall be added to the Lessee's share of Costs, where the Base Index for the computation thereof is that Index as published on the 15th day of the month prior to the date of the notice of demand.

               The Lessee shall not be entitled to appeal against its share in the Costs or against any data serving as a basis for the computation of its share in the Costs, nor against the date to be determined by the Company for the payment thereof.

          (b) It is hereby agreed that the Company shall be entitled to alter the key for the apportionment of the Costs and to lay down another ratio between the areas having a different character or use in the Building or Park, in its sole discretion, and the Lessee shall have no claim and/or demand and/or action against the Company in connection therewith. In addition the Company shall be entitled to determine a key for the computation of the Lessee's share in the Costs as a Pro Rata Share among all occupiers of the Park of the Costs with respect to the Park and the Building and the rest of the Buildings in the Park together or the separate computation of the Pro Rata Share of all the occupiers of the Park of the Costs with respect to the Common Areas in the Park, and the separate computation of the Pro Rata Share of all occupiers of the Building of the Costs with respect to the Common Areas in the Building only, in its absolute and sole discretion.

          (c) The Costs shall be payable by the Lessee and the other occupiers of the Building and/or the Park in accordance with the provisions in paragraph (a) above of this paragraph.

          (d) The Lessee undertakes to pay to the Company its share of the Costs, in accordance with the Company's estimation, for each quarter in advance, on the first day of the first calendar month for the quarter for which such payment is being made.

               For the purposes of this paragraph "quarter" means: a period of three months commencing in January of each year and ending in March of each year; a period of three months commencing in April of each year and ending in June of each year; a period of three months commencing in July of each year and ending in September of each year; a period of three months commencing in October of each year and ending in December of each year.

     4.3 Notwithstanding the provisions of paragraphs 4.1 and 4.2 above, it is agreed that during the course of the first year of the lease, in place of the Costs as defined above, the Lessee shall pay to the Company an fixed sum of $ 3.50 per month for every square metre of the Area of the Premises (as defined in the Lease Agreement).

     4.4 For the avoidance of doubt, it should be hereby clarified that the Lessee shall not be liable for any duplication of the payments set forth in sub-paragraph 4.1, 4.2 and 4.3 above, and payments which are remitted to the Company under sub-paragraph 4.3 above shall cancel liability for the payment prescribed in sub-paragraph 4.1 and 4.2 above, and vice versa.

     4.5 The Lessee hereby undertakes to pay to the Company the amounts set forth above, irrespective of whether or not it makes use of the Premises, as set forth in paragraph 11 of the Lease Agreement.

     4.6 The Company shall prepare, within a period not exceeding 6 (six) months from the end of each calendar year, a final account of the Costs during the aforesaid calendar year (hereinafter: "the Annual
          Account") and shall furnish the Lessee with a copy of such Account. For the purposes of the preparation of the Annual Account, all income and expenditure shall be linked to the Consumer Price Index, on the basis of the last known indices, on the date of effecting such income or expenditure. The aforesaid Annual Account, audited and confirmed by the Company's accountant, shall serve as conclusive proof as to the level of the Costs and as to the Lessee's liability for the payment of the Costs in accordance therewith.

    4.7 The Lessee hereby undertakes to pay to the Company the differentials, if any, between the amounts paid by the Lessee on account of its share of the Costs and its share of the Costs as determined in the Annual Account. Such payment shall be effected within 7 days from the date of submission of the Annual Account by the Company to the Lessee. Should the differentials be to the credit of the Lessee, the Lessee's account shall be credited accordingly.

    4.8 The Lessee shall pay value added tax to the Company on each payment for which it is liable under this Agreement, together with such payment, at such rate as shall be applicable at the time of actual payment, and it shall receive an appropriate tax invoice from the Company.

    4.9 As regard the first calendar year: the Company shall be entitled, in its absolute discretion, to submit an Annual Account relating to the period commencing on the Effective Date and ending at the end of that year, or to add the Annual Accounts relating to this period to the following calendar year.

    4.10 In order to enable the Company to effect maintenance and repairs to the Building and/or the repair and/or replacement of installations and/or equipment and/or systems in the Building designated for the common use of all or any section of the occupiers of the Building and/or the Park, the Company shall conduct an amortisation fund (hereinafter: "the Amortisation Fund").

          Simultaneously with the payment of the Lessee's share of the Costs as defined above and at the time of payment thereof, the Lessee shall pay to the Company, in addition to the amount of the Costs linked as aforesaid, a sum equal to $ 0.25 (one quarter of a United States dollar) for each square metre of the Premises, as its participation in the Amortisation Fund (hereinafter: "the Participation Amount"). The Company shall be entitled to increase the Participation Amount to as much as $ 0.30 (Thirty United States Cents) at the end of the year from the Date of Delivery of possession as set forth in paragraph 11 of the Lease Agreement.

          The Amortisation Fund shall be conducted and audited by the Company's accountant in accordance with accepted accounting principles in relation to amortisation funds, and its reports shall be open for perusal by the Lessee at the Company's offices.

          For the avoidance of doubt it is hereby stipulated that the Participation Amount which the Lessee pays arising from this paragraph
          4.10 shall constitute for all intents and purposes a part of the payments for which the Lessee is liable with respect to its share of the Costs as set forth in paragraphs 4.1 and 4.3 above.

5.   The Period of the Agreement
     ---------------------------

     5.1 The Company undertakes to render and manage the Services with effect from the Date of Delivery of the Premises to the Lessee under the Lease Agreement. The Management Company may render partial or full services according to need and in its discretion from the date the Building is first occupied until the Date of Delivery to the Lessee. However, under no circumstances shall the Company be obliged to commence the management of the Services and the rendering thereof prior to the date on which the Common Property of the Building and/or the Park is delivered to its possession by the contractor / contractors carrying out the work of the construction of the Building and/or the Park, depending on the context.

     5.2 The occupiers of 75% of all areas in the Park designated for letting and/or sale are entitled, under a document signed by them, to give notice to the Company that they do not wish the subsistence any particular service from among the Services provided by the Company at that time. In such an event, the Company shall cease to provide that service on the expiration of three months from receipt of the foregoing notice, provided that should the Company be of the opinion that it is essential to maintain the foregoing service in the Building, it shall be entitled to approach the managing director of the Company and to obtain his final ruling in connection therewith. It is hereby recorded that with respect to any service the supply of which has been discontinued under this paragraph above, the occupiers of the Park shall not be entitled to provide or supply that service themselves or through any other corporation or entity whatsoever. For the avoidance of doubt, in regard to areas in the

          Building and/or the Park designated for letting and/or sale which have not been so let or sold, the Company shall be regarded, for the purposes set forth in this sub-paragraph 5.2 and sub-paragraph 5.3 hereunder, as the lessee of those areas.

     5.3 The occupiers of 75% of all areas in the Park designated for letting and/or sale are entitled, in a document signed by them to be submitted to the Company, to request the supply of a service which is not among those provided by the Company at that time. The Company shall notify the occupiers as aforesaid within 30 days from receipt of their foregoing request, whether it is possible for it to supply the additional services, and if so, when such aforesaid services are to be provided and the approximate cost thereof. In the event of the Company deciding that a particular service shall not be provided by it, the occupiers of not less than 75% of all the areas in the Park as aforesaid shall be entitled to enter into contractual arrangements with any third party whatsoever for the purpose of the provision of the service as aforesaid, but only subject to obtaining the prior written consent of the Company. The Company shall be entitled to refuse its consent as aforesaid should it be of the opinion that entering into contractual arrangements as aforesaid is liable to prejudice the Company and/or the remaining lessees and/or users of the Building and the Park.

     5.4 Any change in the Costs, if required, resulting from the discontinuance of the supply of any of the Services or the supply of additional services as set out above, shall be determined by the Company in its sole discretion and the Lessee shall bear any addition to the Costs laid down as a result thereof.

     5.5 The Lessee undertakes to be responsible for all the obligations imposed upon it under this Agreement with effect from the Date of Delivery of the Premises to it in accordance with the Lease Agreement, or from such earlier date as is prescribed therefor in the Lease Agreement.

6.   Value Added Tax
     ---------------

     Any amount which the Lessee is obliged to pay or deposit shall be subject to value added tax at the lawful rate thereof as at the date of the payment or depositing thereof. It is agreed that the Company shall be entitled to round off the amounts which the Lessee is obliged to pay or deposit pursuant to this Agreement or under any law to the nearest whole shekel value. The payment of value added tax shall be effected on the date prescribed for making any of the payments or deposits set forth in this Agreement, and against a tax invoice.

7.   Transfer of Handling of Management of Services
     ----------------------------------------------

     Should the Company decide to transfer the handling of the management of the Services and the rendering thereof and all matters flowing therefrom, including all its rights and obligations under this Agreement, to a third party, prior to effecting the transfer of such handling as aforesaid, it shall be obliged to obtain a letter of undertaking from such third party whereby the aforesaid third party agrees to assume the fulfilment of all the Company's obligations under this Contract.

8.   Relief in the event of a Breach of the Agreement
     ------------------------------------------------

     8.1 In the event of the Lessee failing to pay on due date any amount whatsoever due or which shall become due by it to the Company under this Agreement and/or should the Lessee be in breach of any of the provisions of this Agreement, the Company shall be entitled, without prejudice to its right to any other lawful relief, and at its election, to take one or more of the following steps:

          (a) To discontinue the management and rendering of the Services provided to the Lessee under this Agreement, in whole or in part.

          (b) To seek an injunction and/or mandamus, to take any action whatsoever or to refrain from any action as aforesaid, for the purpose of enforcing the aforesaid payment and/or any other obligation of the Lessee under this Agreement as the Company shall see fit.

          (c) To act in any other manner available to it according to law, including the cancellation of this Agreement and the cancellation of the Lease Agreement with the Lessee and the eviction of the Lessee from the Premises.

     8.2 It is agreed that with respect to any amount which the Lessee failed to pay on the due date thereof (hereinafter: "the Amount in Arrears") the Lessee shall be obliged to pay to the Company, in addition to the Amount in Arrears, linkage differentials, the manner of computation of which is set out hereunder (the Amount in Arrears together with linkage differentials shall hereinafter be called: "the Re-valued Indebtedness"). The Re-valued Indebtedness shall bear interest at the rate of 10% per annum (hereinafter: "the Annual Interest") from the date of creation of the indebtedness to the Effective Date as defined hereunder.

     8.3  In this paragraph:




             Index -          means the Consumer Price Index, including
             --------         vegetables Bureau of Statistics. Should the base
                              of the Index be replaced or should the method of computation and preparation thereof be changed or should it be published by another entity in place of the aforesaid Bureau, the Company shall make the computation of the rise of the Index for the purposes of this clause, by having regard to the foregoing changes.

                              the last Index as shall be known prior to the
             Base Index -     date payment of any of the amounts which the
             ------------     Lessee is obliged to pay as set forth in this A
                              Agreement and not so paid on the due date thereof.

                              the last Index as shall be known on the first
             New Index -      day of the month in which the payment was
             ---------        actually made (hereinafter: "the Effective
                              Date").

             Linkage          the difference between the New Index and the Base
             --------         Index, divided by the Base Index and multiplied
             Differentials -  by the Amount in Arrears.
             ---------------


    8.4 Should the actual payment of the Amount in Arrears be made on any date after the Effective Date and up to the last day of the month of payment, inclusive, (hereinafter: "the Date of Actual Payment") daily interest at a rate to be determined from time to time during the month of payment, in unauthorised current overdraft accounts at Bank Hapoalim Ltd., shall also be added to the Re-valued Indebtedness, from the Effective date to the Date of Actual Payment.

          Any amount paid by the Lessee to the Company arising from any indebtedness in arrears shall be split and attributed proportionately against the components of the indebtedness in arrears, namely, the daily interest component, the annual interest component, the linkage differentials component and the Amount in Arrears component.

          Should the aforesaid payment be insufficient to cover the full indebtedness of the Lessee to the Company as at the Date of Actual Payment, the provisions set forth in sub-paragraph 8.2 above shall apply with respect to the balance of the Amount in Arrears which had not been discharged as set out above.

    8.5 It is agreed and declared between the parties that in addition to any relief provided for under this Agreement and in any law, the Lessee shall be obliged to pay to the Company, in addition to the Amount in Arrears, all the costs occasioned to the Company in all matters relating to legal action against the Lessee in connection with any hearing or legal proceedings or Execution Office action, including the legal fees of the Company attorney who dealt with the matter (hereinafter: "the Legal Costs").

          For the avoidance of doubt it is stipulated that the Lessee shall be obliged to refund to the Company all the Costs occasioned to the Company arising from the filing of a claim and/or the institution of execution proceedings against the Lessee, even though such Costs had not been approved by the Court or the Execution Office for payment for any reason whatsoever. The Costs set out in this paragraph shall be included within the framework of the Company's legal costs and the provisions of sub-paragraphs 8.5 and 8.6 hereunder shall also apply thereto.

    8.6 The Lessee shall pay the aforesaid Legal Costs to the Company immediately after receipt of a written demand therefor from the Company, together with linkage differentials and interest, as indicated above in this paragraph, from the date of dispatch of the demand to date of actual payment.

    8.7 The parties agree that the Company's documents shall serve as prima facie and conclusive proof as to the amount of the Legal Costs.

9.  The Lessee's Obligation to Effect Payments
    ------------------------------------------

    The Lessee's refusal or unwillingness to receive any service whatsoever and/or desire to discontinue the management and rendering of the Services with respect to the Premises, in whole or in part, and/or the discontinuance of the management and rendering of the Services by the Company, shall not release the Lessee from the obligation to participate in all the Costs and Management Fees under the conditions of this Agreement.

10.  Non Set Off of Payments
     -----------------------

     The parties agree that the amounts which they owe or shall owe to each other under the provisions of this Agreement shall not be capable of set off.

11.  Condominium Representation
     --------------------------

     The Lessee hereby agrees that during the entire period of the Agreement the Company or any person appointed by it shall serve as the "Condominium Representation" in accordance with section 65 of the Lands Law (hereinafter: "the Lands Law") 1969, and it shall support the foregoing appointment insofar as may this be necessary.

12.  Costs of the Agreement
     ----------------------

     The Lessee undertakes to bear the cost of duly stamping this Agreement, or any tax or duty which may be recoverable with respect thereto in the future.

13.  Delivery of Notices
     -------------------

     Any notice which the parties are obliged to deliver to each other under this Agreement shall be regarded as having been delivered on the expiration of 3 business days from the time of dispatch thereof by registered post from a post office in Israel to the address of the parties as set forth in this Agreement, or to such address as shall be operative as at the date of dispatch of such notice.

     The delivery of a notice at the Premises to the Lessee or to any of its employees or the affixing thereof to the door of the Premises shall be regarded as duly delivery to the Lessee.

     In addition to the foregoing, the parties shall be entitled to send notices to each other by messenger and in such event the time of delivery shall be regarded as the time of delivery which appears on such delivery notice signed by such messenger.

     The transmission of a notice by facsimile shall be regarded as delivery thereof by a messenger at the time of such transmission.

     The address of the parties as set forth in the Lease Agreement shall be regarded as their address both for the purpose of this Agreement and for the purpose of the service of court processes.

14.  General
     -------

     All the provisions of this Agreement add to the provisions of the Lease Agreement entered into between the Company and the Lessee, and nothing therein shall be construed as derogating in any manner whatsoever from the provisions of the Lease Agreement. In the event of a contradiction between the provisions of this Agreement and those of the Lease Agreement, the provisions of the Lease Agreement shall take precedence.


     In witness whereof the parties have affixed their signatures at the place and on the date as above:


"signed" Azorei Mallal Industries Ltd.  "signed" Accord Networks Ltd.
--------------------------------------  -----------------------------
            The Company                          The Lessee

                                   APPENDIX C
                                   ----------

                          PARK AZORIM - BUILDING NO. 1
                  INDUSTRIAL AREA KIRYAT ARYEH - PETACH TIKVA
                  -------------------------------------------

                   BASIC TECHNICAL SPECIFICATION FOR LESSEES
                   -----------------------------------------


A.   BUILDING ENVELOPE
     -----------------

1.   General
     -------

     This building is planned on a site area of approx. 43 dunam (10.75 acres) located in the Kiryat Aryeh Industrial Area in Petach Tikva, identified as plot no. 1065, on parts of parcels 87, 90, 92, 94 and 96 in block 6640.

     The building is the first of a campus of future buildings which will rise around a central common green park and parking area.

2.   Description Of The Building
     ---------------------------

     The building will include a basement parking level with an additional basement level, ground floor, commercial/offices, eight office floors and roof level with technical installations as approved by the Planning and Building Authority.

3.   Table Of Gross Areas According To The Planning Submission
     ---------------------------------------------------------

      Floor                             Area M/2/              Designation
----------------------------------------------------------------------------------------
Sub-basement                             313.62             Future connections
----------------------------------------------------------------------------------------
Basement                               4,907.48             Parking
----------------------------------------------------------------------------------------
Ground floor                             804.75             Commercial/offices
----------------------------------------------------------------------------------------
Second floor                           1,046.20             Offices
----------------------------------------------------------------------------------------
Third floor                            1,315.00             Offices
----------------------------------------------------------------------------------------
Floors 4 - 9 each                      1,538.30             Offices
----------------------------------------------------------------------------------------
Floors 4 - 9 total                     9,229.80             Offices
----------------------------------------------------------------------------------------
Roof plant housings                      321.52             Technical plant
----------------------------------------------------------------------------------------
Total                                 17,938.37
----------------------------------------------------------------------------------------

4.   Structure
     ---------

     (a)  Foundation
          ----------

          Concrete pile foundations and load bearing walls.

     (b) The floors for office and commercial use will be designed for a loading of 500 kg/m/2/. In any case that the Lessee wishes to install unusually heavy equipment (safes, refrigerators, compactors, etc.) written permission must be obtained from the Developer.

     (c) The building facades will be executed in reinforced concrete or concrete blocks faced with natural stone and aluminium in conjunction with aluminium curtain walling, aluminium windows and reflective or anti-sun glass.

     (d) Partition walls between separate leasings will be constructed with double plasterboard partitions with double board each side overall thickness approximately 17 cm including 2" insulation sheeting, or 20 cm thick concrete blocks, according to the Developer's decision.

     (e) The building will have two service cores each including: two elevators stairs, shelter at each level, air conditioning plant room, cupboards for electricity, communications etc. shafts, and toilets at the office levels.

          The two ends of the building will each contain an additional secondary service core, each comprising open stairs, elevator connecting the basement to the entrance level. Refuse room at entrance level.

5.   Description of The Rental Area Floors
     -------------------------------------

     (a)  Basement
          --------

          (1)  Level - 4.35.

          (2)  Net height not less than 2.20 metres.

          (3)  Floor finish: smoothed concrete.

          (4)  Wall finish: acrylic paint on concrete.

          (5) Exposed concrete walls or ceilings will be left in concrete finish or paint finish as above in accordance with the Architect's decision.

     (b)  Ground Floor
          ------------

          (1)  Level; -+  0.00.
                       -
          (2)  Gross floor to ceiling height about 4 metres.

          (3)  Floor finish: 30/20 ceramic tiles base price $ 12/ m/2/.

          (4) Internal finish of the building envelope (columns) plasterboard or plaster finished with acrylic paint or synthetic limewash according to the Developer's choice.

          (5) Elevations and openings: fixed shopfronts with opening elements of aluminium and reflective or anti-sun glass.

     (c)  Office Floors 2 - 9
          -------------------

          (1)  Levels: +4.50, +8.00, +11.50, +15.00, +18.5-, +22.00, +25.50,
               +29.00.

          (2)  Gross floor to ceiling height about 3 meters.

          (3) Finish of building envelope: plasterboard or plaster finished with acrylic paint or synthetic limewash according to the Developer's choice.

          (4) Elevations and openings: aluminium windows with reflective or anti-sun glass or curtain walling with glass as above in conjunction with opening windows and aluminium panels.

6.   Description of The Service Cores
     --------------------------------

     (a)  Staircases
          ----------

          (1)  Finish of stairs - risers and treads - terrazzo.

          (2) Finish of landings - terrazzo tiles 30/30 or 20/20 cm. Same colour as stairs.

          (3) Finish of walls and ceilings - acrylic paint or fairfaced concrete.

          (4) Balustrades and handrails - galvanised metal finished with "Superlac" paint or equivalent.

     (b)  Shelter - Protected Space At Each Level
          ---------------------------------------

          (1)  Floor tiles - 30/30 cm ceramic or granite porcelain or terrazzo.

          (2) Walls and ceiling finished with thin cement plaster according to the requirements of the Civil Defence Command.

          (3) Including all fixtures and fittings as required by the Civil Defence Command.

     (c)  Entrance Lobby
          --------------

          (1) Floor finish: granite of a type as approved by the Architect together with limestone, as designed by the Architect.

          (2) Ceiling finish: mineral acoustic ceilings in conjunction with plasterboard and perforated aluminium trays according to the Architect's design.

          (3)  Walls faced in stone of type "Delicto or equivalent-beige".

     (d)  Elevators
          ---------

          (1) Two fast elevators to each service core to the full height of the building, plus one elevator to each secondary service core connecting the basement to the ground level according to the Elevator Consultant's design.

          (2) The execution of the elevator work will be carried out by a recognised reputable company.

          (3) The elevator floor will be granite of a type chosen by the Architect.

          (4) The walls and ceiling will be finished with wood laminated panels in conjunction with stainless steel and mirror.

          (5)  Lighting to a high standard of finish.

     (e)  Floor Lobbies
          -------------

          (1) Flooring: granite porcelain or ceramic tiles of dimensions up to 30/30 cm according to the Developer's choice.

          (2) Wall finish: stone "Delicto beige" or equivalent in conjunction with granite porcelain or ceramic tiles as above and decorative plaster as the example of "valch" or equivalent.

          (3) Ceiling finish: plasterboard ceilings with perforated aluminium trays or mineral panels according to the Architect's design.

     (f)  Floor Toilets
          -------------

          (1) Walls and ceilings finished with granite porcelain or ceramic tiles of dimensions up to 30/30 cm. according to the Architect's design.

          (2) Prefabricated partitions with Formica finish in conjunction with aluminium manufactured by "Domo" or equivalent.

          (3)  Ceiling: perforated aluminium trays.

          (4) Class A low flushing lavatories manufactured by "Charsah " or equivalent.

          (5) Basin counters to be "kesar" or natural stone according to the Architect's choice, including class A chinaware sinks fixed from below manufactured by "Charsah" or equivalent.

          (6) Counter top fixed mixer taps, chrome-nickel finish "Luxomat" manufactured by Chamat or equivalent.

7.   Roof Waterproofing
     ------------------

     The waterproofing of the roofs of the building will be executed in accordance with the following specification:

     (a) The roof falls will be formed with a layer of lightweight porous concrete of type "Betkal" or Medah of the thickness required to give minimum falls of 1% - 1.5% with a minimum thickness of 4 cm.

     (b) Formation of concrete angle fillets along the length of the parapets according to the instructions of the manufacturers of the waterproofing membrane.

     (c) Waterproofing over the above-mentioned will be carried out by means of high standard bituminous sheeting with welded joints or equivalent.

     (d) According to the requirements and the recommendations of the Consultant, additional concrete bases 5 cm thick will be formed on parts of the roof, and air conditioning equipment and other installations on the roof will be placed on these bases in accordance with the Consultant's directives.

8.   Carpentry And Metalwork
     -----------------------

     (a) Entrance doors to the stairways will be fire resisting building standard approved, steel or aluminium or fire-resisting glass with hydraulic closer according to the Architect's choice. All the doors in the building will be uniform.

     (b) The number of entrance doors will be calculated on the basis of one door to a rental space of 150m/2/ and two doors to a rental area of over 150m/2/.

     (c) The metalwork to the protected spaces at each level will be executed in accordance with the requirements and standards of the Civil Defence Command.

9.   Sanitary Installation
     ---------------------

     (a)  The water pipework in the building will be steel "" Sekorit"".

     (b) The waste and drainage pipework will be executed with approved materials "Gavrit" or PVC.

     (c) The drainage system outside the building will conform to the requirements of the Local Authority.

     (d) Fire fighting appliances will be situated throughout the building as required by the Fire Fighting Service.

     (e) At each floor level it will be possible to situate kitchenettes and to connect to prepared water supply, drainage and air exhaust connections.

     (f) Preparation for water meter connection will be executed at the central meter point outside the tenancy. The Lessee will be responsible for ordering the water connection and meter from the Local Authority as required. The water meter will be computer read.

     (g) Changes to the sanitary and fire fighting systems will be carried out by the Lessor only.

10.  Sprinklers And Emergency Safety Signs
     -------------------------------------

     (a) Sprinkler installations will be installed in the parking and public areas according to the Consultant's plan and the Fire Fighting Service's requirements.

     (b) The Lessee will install standard safety and emergency signs according to the requirements of the Safety Consultant and the authorities.

     (c) Changes in the sprinkler installations will be performed only by the Lessor.

11.  Electricity
     -----------

     (a)  General
          -------

          (1) The building will be supplied with an electrical connection of a capacity as designed, and as approved by the Electric Corp., which will supply the requirements of all the building with regard to air conditioning, lifts, lighting etc,

          (2) The building will receive its electrical connection by means of a high voltage bulk meter from the Electric Corp. and therefore, will build a transformer station in the building area for the possible use of the Electric Corp..

          (3) Electric supply to Lessees will be carried out by means of a private transformer station according to the detailed conditions specified in the enclosed appendix for electric supply.

          (4) An emergency generator unit will be installed for supply to emergency systems as laid down by the Electrical System Designer.

          (5) Light points and fittings will be installed in the entrance hall, floor level lobbies, public areas and toilets. Fittings according to the choice of the Architect.

          (6) The parking level will have a lighting system using fluorescent lights.

          (7) The public areas will have socket outlets for general use as planned by the Electrical System Designer.

     (b)  Electrical Connection
          ---------------------

          (1) The Lessor will provide each Lessee with an electrical connection of 3 x 25A capacity for each unit of 100m/2/ in area.

          (2) In the event that the Lessee requests a connection with a larger capacity, he will pay the Lessor for the larger connection according to the price charged by the Electric Corp. for enlarging a low voltage connection.

          (3) The Lessor undertakes to make enlargement of electrical connection possible up to a maximum capacity of 200 watts per square meter of rented space.

          (4) The Lessor will enlarge the capacity of the electrical connection above this only in the event that this is possible.

     (c)  Payment For Use Of Electricity
          ------------------------------

          (1) Electricity supply to tenants will be by means of the private meters of the Maintenance Company as specified in the enclosed appendix for electricity supply.

          (2) The tenant will pay for electricity used according to the price laid down by the Electricity Company for users of his classification.

          (3) The electricity bill will be sent to the tenant once a month and will be paid to the building's Maintenance Company.

12.  Low Voltage Systems
     -------------------

     (a)  Fire And Smoke Detection System
          -------------------------------

          According to the Safety Consultant's directives with the Fire Fighting Service's approval.

     (b)  Central Control System
          ----------------------

          The building will have a control system to provide information on the state of the various systems at the central desk or at the building administration office.

          Alarms will show the situation of the systems and/or the control switches according to the following: elevators, air conditioning, car park lighting, smoke detection, sprinklers, diesel generator, drainage pumps, drainage and water supply and external lighting.

     (c)  Telephone Infrastructure
          ------------------------

          (1) By means of "Bezeq" or "NSR " services through a communication centre according to the Developer's choice.

          (2)  Infrastructure for outside telephone lines will be executed.

          (3) The Lessee will order and pay the Telephone Company for telephone lines.

          (4)  The Lessee will pay telephone bills direct to the Telephone
               Company.

13.  Air-Conditioning
     ----------------

     (a) A system of cooling towers will be executed in the building which will provide condensed water to all areas of the building in accordance with the plan of the Air Conditioning Consultant, in addition, air-conditioning plant rooms will be designated at each level for the systems which will be carried out by the Lessees.

     (b) All equipment, materials and fittings supplied to the building will be good quality of recognised manufacture.

     (c) A ventilation system will be installed to the parking basements according to the instructions of the Safety Consultant and the Air Conditioning Planner.

     (d) Air conditioning system, cooling towers and terminal units will be executed to the common areas according to the Developer's decision.

14.  Aluminium
     ---------

     (a) All the aluminium work in the building will be of standard 1 as defined in the General Specification of Building Works. The colour of the aluminium will be as chosen by the Architect.

     (b)  Blind frames will be galvanised metal.

     (c) Curtain walls will be of the manufacture of a known company of reputation.

     (d) All glass will be clear of "Antisun" type or reflective of thicknesses as required by the standard and of shade as chosen by the Architect.

     (e) The ground floor will be carried out with display windows in aluminium and glass as above in accordance with the Architect's plan.

15.  Landscaping
     -----------

     (a) The landscape work will be carried out as the first stage of the entire complex of the future park.

     (b) Flooring will be limestone in conjunction with interlocking paving tiles or Grano or equivalent in glass according to the Architect's design.

     (c) The garden areas will be according to the Architect's design including a watering system.

     (d)  There will be a system of water pools next to the building.

     (e)  Temporary above ground protected parking will be provided.

     (f) All, landscaping works, fences, pavements, parking etc will be carried out according to the Architect's design and the requirements of the authorities.

     (g) A refuse room including refuse container will be situated at ground level.

B.   OFFICE FINISHES
     ---------------

1.   Internal Partitions
     -------------------

     (a) The partitions at the office and commercial leve ls will be plasterboard single membrane filled with 2" thick rockwool.

     (b) The partition area will be calculated according to 1m/2/ plasterboard partition to every 0.75m/2/ rented, the net rented area (the floor area of the rental).

2.   Suspended Ceilings
     ------------------

     (a) Suspended ceilings of modular mineral tiles composed of glasswool or fibreglass, 5/8" thick, dimensions 60/60 cm and/or 120/60 cm will be installed as a level surface in every unit.

     (b) Recessed fluorescent light fittings will be installed in all the ceilings.

     (c) Plasterboard aprons will be installed as necessary and only in areas were necessitated.

3.   Flooring
     --------

     (a) Office levels will have wall to wall carpeting including skirtings at a base price of $ 12/m/2/, laid on smoothed concrete.

     (b) Damp areas or areas with heavy traffic will have 30/30 cm ceramic tiles including skirtings at base price of $ 12/m/2/ fixed by gluing.

4.   Paint
     -----

     (a) Painting of walls and ceilings in damp areas: walls in damp areas above areas finished with ceramic tiles, if there are such, will be painted with coats of "Akrinol" paint or equivalent applied in accordance with the manufacturer's instructions.

5.   Carpentry
     ---------

     (a) Doors to the typical floor areas will be factory made doors filled 100% in the lower 60 cm and 50% to the remainder. Gross door opening width will be 90 cm.

     (b) The doors will be factory formed with a laminate finish or patterned wood according to the Architect's choice.

     (c) Door furniture will be "Alum" manufacture or equivalent. Each door will be fitted with a "Yarden" cylinder lock or equivalent according to the Architect's choice.

     (d) Door frames will be timber or metal with "Polyor" paint finish or other according to the Architect's choice.

     (e) The quantity of doors to office and commercial areas will be calculated according to one door to every 27m/2/ net area rented (the floor area of the premises).

6.   Electrical Installations And Communications Infrastructure
     ----------------------------------------------------------

     (a)  Lighting
          --------

          (1) To every 7.5m/2/ rental area (net floor) one light point will be provided with a fluorescent fitting 2 x 36w recessed in the suspended ceiling of "Bath" type with preparation for a louver.

          (2)  Switches will be of "D.I.G." model.

     (b)  Single-Phase Socket Outlets
          ---------------------------

          (1) One single-phase socket outlet will be provided to every 7.5m/2/ (net floor) of rental area.

          (2)  The socket outlets will be of "D.I.G." model.

          (3) Connection points for air-conditioning units will be according to the design of the system.

     (c)  Telephone Infrastructure
          ------------------------

          (1) One external telephone point will be provided to every 15m/2/ (net floor) of rental area.

          (2) Each point will include piping from the point to the floor level telephone cupboard with four pole telephone cable.

     (d)  Fuse Boards
          -----------

          (1) Main and secondary fuse boards will be planned in accordance with the requirements of the building and electrical laws and standards.

          (2) All equipment in the electrical fuse boards, including main switches, semi-automatic switches and reduction relays will be executed in accordance with the Electrical Consultant's plans.

          (3) The electrical fuse boards will be planned with reserved areas which will enable the addition of circuits of 25% above those planned.

          (4) Supply boards for the points detailed in clause 6(b) will be installed in each rental unit.

     (e)  Alterations To The Electrical And Communication Installation Requested
          ----------------------------------------------------------------------
          By The Occupants
          ----------------

          (1) All electrical and communication installations required by the Lessees will be executed by the Lessor.

          (2) The Lessor will plan and execute the electrical and communication installations according to the requirements of the Lessee with the approval of the Electrical Consultant of the building.

          (3) The Lessee will pay for the electrical installation in accordance with the following principles:

               (a)  Planning
                    --------

                    In accordance with the hourly fee as laid down in the tariff of the Israel Engineers and Architects Association.

               (b) Electrical and communications installation
                   ------------------------------------------

                    According to the price list of the Lessor.

7.   Fire-Fighting Systems
     ---------------------

     (a) Smoke detectors and/or sprinklers will be installed in the rented areas according to the Consultant's plan and the authorities' requirements.

8.   Air-Conditioning
     ----------------

     (a) A system of cooling towers will be executed in the building which will supply condensed water to all areas of the building in accordance with the plan of the Air-Conditioning Consultant. For this purpose, air-conditioning rooms will be designated at each level for the system which will be installed by the Lessees.

9.   Alterations To The Electrical, Fire-Fighting And Communication  Systems
     -----------------------------------------------------------------------
     Requested By The Occupants
     --------------------------

     (a) All the installations for the Lessees as above-mentioned will be executed by the Lessor.

     (b) The Lessor will plan and execute the above-mentioned systems according to the requirements of the Lessee with the approval of the Electrical Consultant of the building.

     (c) The Lessee will pay for the planning and execution of the installations in accordance with the following principles:

          (1)  Planning
               --------

               In accordance with the hourly fee as laid down in the tariff of the Israel Engineers and Architects Association.

          (2)  Electrical And Communications Installation
               ------------------------------------------

               According to the Lessor's price list.

NOTE:     Changes to the plans, quantities and technical specifications according to the requirements of the authorities of the Consultants in coordination with the Architect.

                  TECHNICAL SPECIFICATION FOR THE EXECUTION OF
                  --------------------------------------------
               FINISHING WORKS - ACCORD VIDEO COMMUNICATIONS LTD
               -------------------------------------------------


                           PARK AZORIM BUILDING NO. 1
                           --------------------------


1.   General
     -------

     This appendix is an addition to the original general attached technical appendix. In any case of conflict between the two specifications, this specification and quantities will determine the issue.

     (a) All works will be executed according to the appropriate instructions as contained in the General Specification for Building Works published by the Inter-Ministerial Committee (the Blue Book).

     (b) All the works will be executed to a high standard and to the full satisfaction of Avi Dayan and subject to the requirements, specifications and standards of the various authorities.

     (c) All the works will be executed by the Contractor and at its expense including supplying and fixing and including:

          -  plasterboard partitions including insulation;

          - acoustic ceilings in conjunction with recessed fluorescent lighting fittings;

          -  carpeting and perimeter carpentry;

          -  complete air-conditioning system;

          - complete systems for electricity, power, lighting, telephones and computer communications - ducts and piping including drawing wires at the Contractor's expense. Cables and outlets for computers and telephones - at the Company 's expense;

          - signs and emblems, including direction signs at the entrance level to the building and at the floor level itself at the Company's expense in collaboration with the Architect of the building;

          - sprinkler systems, fire and smoke detectors, crisis systems - according to the Safety Consultant's requirements, connected to the central systems of the building.

     (d) The Company will be permitted to request changes in the placement of partitions, doors and acoustic ceilings before the execution of the works. The changes will be executed without additional charge on the condition that the changes are notified at least one week prior to execution.

     (e) All the works including those detailed above will be supplied and executed at the Contractor's expense without any additional payment by the Company.

     (f) The Company will be permitted to remove work from the Contractor - not including air-conditioning, electrical, partitions, doors, ceilings and standard carpeting works - and execute the works with the help of other Contractors with no payment of profit to the Main Contractor.

     (g) The Contractor will hand over the floor to the Company at the agreed time completely finished and ready for immediate use.

     (h) Two weeks before the hand-over of the floor, minutes for the receipt of the works will be drawn up by Avi Dayan detailing the immediate repairs and completions of work required to be carried out by the Contractor before the hand-over of the floor according to the agreement.

2.   Details of Works
     ----------------

     (1)  Carpets - Supplying and gluing.
          -------

                    Woven hard wearing carpet according to the Israeli and European standard including compliance with the standard, the Fire Fighting Service's requirements anti static polyphrene, abrasion resistant, stain resistant, base price for carpet only $ 17/m/2/.

                    The carpet will be glued to a smooth surface, including sewn skirtings, thresholds etc. Colour according to Avi Dayan's selection.

                    In the event that the Company decides on this type of carpet, no additional price will be paid.

                    In the event that the Company decides on another type of carpet to part of the area or to the total area, the base price of $ 17/m/2/ will be deducted from the cost of the carpet only. The complete works of installing and gluing the carpet including thresholds, sewing, skirtings etc. will be carried out by the Contractor without payment.

     (2)  Walls -   Supply and fixing complete according to the plans of Avi
          -----
          Dayan (including curved walls).

          (a) Plasterboard walls will include 2 layers of reinforced plasterboard boards resistant to loads and fire of a thickness of 10 mm each with compressed rockwool acoustic insulation between them combined with panels of glass 6 mm thick minimum (the quantity will be limited according to the agreed drawings).

          (b) In the office of the general manager, the conference room, and likewise 6 managers offices, special walls will be installed as follows: two double layers of plasterboard on each side of the wall together with double compressed rockwool acoustic insulation 2" thick with a weight of 80 kg/m/3/.

               All the walls will be installed from the concrete floor, by means of rubber strips, until the concrete, ceiling and the inside of the concrete recesses, including filling and smoothing and paint of colours as chosen by Avi Dayan.

     (3)  Doors -  Supply and fixing complete according to the plans of Avi
          -----
          Dayan.

          (a) The doors will have timber filling of 60% minimum and will be faced with "Fornir" laminate on both sides. Door handles "Marissah" 800 FBA nickel finish.

               The doors to the rooms with the acoustic insulation will have 100% filling.

               Timber frame painted with toned varnish or "Polyor" paint including filling and smoothing. All doors will have handles and cylinder locks designed for one master key.

          (b) Glass door of "Sekorit" type, including floor recessed hydraulic door closer, including preparation for electrical locking and intercom system with buzzer through the telephone system of the Company, of dimensions 120/220. The door will be combined with an installation of glazed aluminium to the total width of the entrance halls from the elevator area (on the third floor provided that the whole floor is rented by the Lessee).

4.   Acoustic Ceilings - Supply and Fixing
     -----------------

     (a) Modular mineral panels, typical panel size 60/60 15 mm thick, finished with profiles Z + L type and pattern of panels according to Avi Dayan.

          The ceilings will include fluorescent lighting fittings 4 x 18w with parabolic aluminium diffusers against glare.

          Recessed light fittings P.L. 2 x 18W or halogen 50w with coloured glass (corridors, public areas, conference room and likewise).

          The Contractor will supply and fix at his expense a level of lighting of 600 lux and not less than 4 double fluorescent light fittings in each room.

          In the event that the Company decides on a special decorative plasterboard ceiling to the entrance hall and conference room, the Contractor will supply and execute these at his expense at a price not more than $ 100/m/2/.

5.   Painting And Wallpapering
     -------------------------

     The plasterboard walls, block and columns, will be painted with a "Superkrete" paint to full coverage.

     Frames will be painted with "Polyor" paint or toned varnish.

     The tones will be decided by Avi Dayan.

6.   Air-Conditioning Installation
     -----------------------------

     Supply and fixing complete operating air-conditioning installation in all areas and rooms of the floor level including heating, cooling and fresh air, with all preparations and essential elements, including coordination with the plans by the Air-Conditioning Consultant at the Contractor's expense. Separate thermostats to each room and a complete general operating system.

7.   Electrical Installation
     -----------------------

     Supply and fixing complete operating electrical installation and lighting including all the elements - main switchboard, secondary switchboards, 630 amp supply, piping including wiring, fittings, outlets, all below the plaster and in wall voids,. the plasterboard and the ceilings. Complete lighting installation, including switches and emergency lighting, to a level of 600 lux minimum.

     Power point system.

     Telephone system including pipework and distribution boxes. Conduits and pipework + withdrawing wire not including wiring and fittings.

     Computer communication system finished and complete in accordance with the standards according to the requirements of the Safety Consultant. The fixing of the outlets and cables of the computer communication system and the telephones will be executed by the Company at its expense. The colour, quantity and location of all the fittings will be in accordance with the plans of Avi Dayan and will be adapted to the execution plan of the Electrical Consultant of the building at the Contractor's expense.

     The number of points which will be executed at the Contractor's expense in accordance with the plan of Avi Dayan.

     In one place the socket outlets will be executed in the concrete floor.

8.   Plumbing Installations
     ----------------------

     Sprinkler system complete in accordance with the laws and standards, perfect and operating including everything necessary according to the requirements of the Safety Consultant.

     3 kitchens, in each kitchen: 2.0 metres of lower cupboards and 2.0 metres of upper cupboards, worktop, "Kaissar" marble, "Mixomat" taps worktop mounted, ceramic floor finish and to all the walls, fireclay sink 60/40 complete with all fittings, water, drainage, all connections, operating and ready for use.

                     SHAPIRA HAHN CONSULTING ENGINEERS LTD

                              93 Jabotinsky Street
                                Ramat Gan 52553

11/1/99
1973/42103

To - N.T.M. Properties
     Rivel 26
     Tel Aviv 67778

For the attention of Mr Jonathan Steinberg


Dear Sir,

                       Air-Conditioning To Accord's Area
                           Park Azorim, Petach Tikva
                           -------------------------

We present the technical specification as follows:

The air-conditioning system in the project is based on the water source heat pump system. Every user and every room will receive an independent air-conditioning unit which will be connected to the cooling tower water coming from the roof. Each unit will be provided with an electrical heating element as back-up to the heat pump system.

The energy center will be located on the roof including cooling towers, water pumps and suction exhausts for the ventilation of the toilets and kitchenettes.

Accord will receive from the building:

1.   Condensation water from the energy center  to the floor entrance.

2.   Toilet ventilation ducts reaching the floor and to the floor entrance.

     The systems in the floor area will be executed according to Accord's plans.

Climate Conditions
------------------

Summer - 23* Celsius with an accuracy of 1* +
                                            -
Winter - 21* Celsius with an accuracy of 1* +
                                            -

There will be no control over the relative humidity.

The cooling loading required to the two floors is about 106 tons of cooling and the energy center must supply condensed water to suit this loading.

The energy center must supply condensed water to enable the Company to have air-conditioning 24 hours of the day during all the days of the year.

Yours faithfully,


Shapira Hahn
                             R. COHEN & ASSOCIATES

             Consultant Engineers For Electricity & Automation Ltd


To - Engineer Jonathan Steinberg
     General Manager N.T.M. Properties
     Via fax no. 03-6889533

17th January 1999


Dear Sir,

                    Accord Video - Park Azorim, Petach Tikva
                    ----------------------------------------

Quantities according to Avi Dayan's plans.

1.   Light Fittings
     --------------

     This section includes:

     1.1  Square parabolic light fittings 60/60 cm 4 x 18W for room lighting.

     1.2 Circular light fittings for PL fluorescent tubes to corridors, conference rooms etc.

     1.3 Halogen light fittings for decorative lighting in conference rooms, executive rooms etc.

     1.4  The total of this section - approx. 68O light fittings.
          -------------------------------------------------------

2.   Terminal Fittings / Workstations
     --------------------------------

     This section includes:

     2.1 Grouped connectors for various work stations according to the directives received from Accord Video. The fittings to the above stations will be CIMA manufacture and will be Gewiss type.

     2.2  Single terminal fittings to wall outlets, telephone, computers etc.

     2.3  The total of this section - 290 grouped work outlets; 1000 single
          -----------------------------------------------------------------
          terminal fittings
          -----------------

3.   Outlet Points  (Fittings Included In Sections 1, 2, 4, 6, 7 and 8)
     ------------------------------------------------------------------

     This section includes:

     3.1 Execution of points (not including grouped connectors - terminal units) to electricity.

     3.2 Execution of points (not including grouped connectors - terminal units 45-RJ) to communications and telephone.

     3.3 Execution of points (not including grouped connectors - terminal units 45-RJ) to computers.

     3.4 Execution of points (not including grouped connectors - terminal units) to detection/fire fighting.

     3.5 Execution of points (not including grouped connectors - terminal units) for break-in system.

     3.6 Execution of points (not including grouped connectors - terminal points) to public address system.

     3.7  Execution of points (not including fittings) to lighting.

     3.8  The total of this section - 2400 terminal points
          ------------------------------------------------

4.   Public Address System
     ---------------------

     This section includes:

     4.1  8 loudspeakers (emergency announcements).

     4.2  Wiring of the system complete.

     4.3  Connection to the public address system of the building.

     4.4 Supply and fitting amplifier - additional to the installation in the building.

     4.5  The total of this section - 60 loudspeakers
          -------------------------------------------

5.   Electric Fuse Boards
     --------------------

     This section includes:

     5.1  Main fuse board.

     5.2  Secondary floor level fuse boards.

     5.3  Computer room fuse board /UPS (not including UPS).

     5.4  Laboratory fuse board.

6.   Detection System / Fire-Fighting/Smoke
     --------------------------------------

     This section includes:

     6.1  Detection/fire-fighting/smoke in the fuse boards (over 63 amp.).

     6.2  Floorfire detection according to the Safety Consultant's instructions.

     6.3  Terminal fittings.

     6.4  Wiring the installation.

     6.5  The total of this section - 30 detection/fire-fighting points
          -------------------------------------------------------------

7.   Focal Door Opening Installation
     -------------------------------

     7.1  Terminal fittings.

     7.2  Wiring installation.

     7.3  Designated for 2-3 doors (preparation only).

8.   Anti Break-In System
     --------------------

     This section includes:

     8.1  Terminal points (such as: magnets and space detectors).

     8.2  Wiring installation

     8.3  The total of this section - 20 anti burglary points (preparation
          ---------------------------------------------------
          only).

9.   The size of the required electrical connection is - 630 amp.

10. Please note, the quantities given above are preliminary and do not include the requirements of other Consultants (air-conditioning, plumbing, safety and the like). The quantities have been prepared according to preliminary drawings only without detailed planning.



Yours faithfully,

Moshe Reuveni

Copies:   Architect Avi Dayan - by fax no. 03-5271839

                                    ANNEX D

[Section 36.6 of the lease makes the provision of Annex D, Operational Regulations, discretionary at the option of either party. Neither party has elected to implement any operational regulations, and for that reason, the lease does not have an Annex D.]

                                    ANNEX E
                                    -------
                    Autonomous Unconditional Bank Guarantee
                    ---------------------------------------
                                (Paragraph 43)
                                 ------------

                                                             Date : ____________
To
Azorei Mallal Industries Ltd.
-----------------------------

Dear Sir

     Re: Letter of Guarantee No.      to Agreement with
         --------------------------------------------------------

We hereby guarantee in your favour to discharge any amount demanded from us up to the inclusive sum of 500,000 New Israeli Shekels (five hundred thousand NIS)
                        -------                      -------------------------
(hereinafter: "the Guaranteed Capital") together with linkage differentials as set out hereunder, due or which shall become due to you from Accord (hereinafter
                                                             ------
called: "the Debtor").

We shall pay to you from time to time, within one week of receipt of your written demand, any amount of the Guaranteed Capital as indicated in your foregoing demand, together with linkage differentials, the computation of which shall be made as hereunder, without your having to found your demand in any manner or form whatever and/or to demand in the first instance the discharge of the aforesaid amount from the Debtor, provided that the inclusive amount payable by us to you under this our Guarantee shall not exceed the Guaranteed Capital together with linkage differentials.

With respect to this Guarantee:
------------------------------

Index -         means the Consumer Price Index, including vegetables and fruit,
-----           as published by the Central Bureau of Statistics. Should the base of the Index be replaced or should the method of computation and preparation thereof be changed or should it be published by another entity in place of the aforesaid Bureau, the Bank shall make the computation of the rise of the Index for the purposes of this clause, with regard to the foregoing changes.

Base Index -    the Index as published on 15/th/ April 1999, that is to say,
----------      163.9497 points.

New Index -     the last Index as known on the date of receipt of your demand.
---------

Linkage           the difference between the New Index and the Base Index,
Differentials -   divided by the Base Index and multiplied by the Guaranteed
---------------   Capital


This Guarantee is not conditional upon the validity of the Debtor's liability to you.

This Guarantee shall remain in force until _____________ inclusive. Any demand in pursuance of this Guarantee is required to be in writing and to reach the address: _______________. Any demand arriving after the aforesaid date shall not be acceded to.

This our Guarantee is not capable of assignment or transfer.


                                                  Yours faithfully


                                                  _____________

                                    ANNEX F
                                    -------

                        Non-Negotiable Promissory Note
                        ------------------------------

                               (Paragraph 43.2)
                                --------------


1. As security for the fulfilment of the Lessee's obligations in pursuance of this Agreement the Lessee shall deliver to the Company at the time of signature of this Agreement a Promissory Note under its signature in the sum of NIS 395,000 (three hundred and ninety five thousand new Israeli shekels), linked to the Index as set forth in paragraph 46.1 above (heretofore and hereinafter: "the Note" and/or "the Collateral").

2.   The Promissory Note shall be in accordance with the form attached as
     Schedule 1 to this Annex.

3. The Lessee hereby declares and agrees that without derogating from the provisions of the Collateral, the full force of the Collateral shall not lapse, including the Company's right to the realisation thereof in whole or in part, by reason of any claim or right available to the Lessee under the provisions of this Agreement, since it is final, definite, absolutely autonomous, not capable of alteration, of being made conditional, of being set off, mortgaged, attached or seized, for any reason whatsoever.

4. Should the Lessee breach any of the conditions of this Agreement and should written notice thereof be delivered to it and should the Lessee fail to remedy such breach as soon as may be after receipt of such notice, the Company shall be entitled, inter alia: to realise the Note, to complete the same, to recover the payments or amounts due to the Company under any of the provisions of this Agreement without being required to give notice to the Lessee as to its intention to carry out any of the foregoing acts.

5. For the avoidance of doubt it is hereby expressed that the furnishing of the Collateral referred to in this paragraph shall not in any manner be construed as derogating from the Company's right to sue for additional sums of money and/or to recover its costs in any manner whatsoever.

6. All the costs and/or payments and/or commissions arising from the issue of the Collateral under this paragraph, shall be due and payable by the Lessee.

7. The Promissory Note shall be returned to the Lessee upon deposit by the Lessee of the Bank Guarantee with the Company as set forth in paragraph 43 of the Agreement.

                             SCHEDULE 1 TO ANNEX F
                             ---------------------

                            Form of Promissory Note
                            -----------------------

                               (paragraph 43.2)
                                --------------

                    No. __________ dated 25/th/ April 1999


We the undersigned hereby undertake to pay to Azorei Mallal Industries Ltd. or its order on ____________ the sum of NIS 395,000 (three hundred and ninety five thousand new Israeli shekels).

Place of Payment: Bank _________ Branch _________ Account No.

The amount of this Promissory Note is linked to the Consumer Price Index (hereinafter : "the Index") as published by the Central Bureau of Statistics and/or any other authorised entity in replacement thereof, under the following conditions of linkage:

"Consumer Price Index" - the Index, including vegetables and fruit, as published
 --------------------
from time to time by the Central Bureau of Statistics and/or any other authorised entity in replacement thereof.

"Base Index" - in this Promissory Note, means - the Index for the month of March
 ----------
1999 as published on 15/th/ April 1999, 163.9497 points.
                                        --------

"Effective Index" - in this Promissory Note, means - the last Index as is known
 ---------------
on the date of actual payment of this Promissory Note.

Should as at the date of payment of this Note the Effective Index be higher or lower than the Base Index, we shall pay the amount of this Note, increased or reduced in proportion to the rate of rise or decline of the Effective Index in contrast to the Base Index (hereinafter: "the Revised Index").

Should this Note not be paid in full on the payment date, such amounts as have not been paid shall bear interest at the maximum rate applied to current loan accounts with Bank Leumi L'Israel Ltd. on unauthorised overdrafts, calculated daily from the payment date to the date of actual payment, as well as the addition to the linked and interest bearing amount of this Promissory Note, as set forth above, of all the costs and payments of every kind whatsoever, including any duty, levy, tax, commission and service charges associated with the non payment in full of the Note on the payment date (hereinafter: "the Costs"). The beneficiary under this Promissory Note is released from all the duties imposed on the holder of the Note, save for presentation for payment, protest, notice of dishonour.

Maker of the Note:    Accord Networks Ltd.
-----------------
                      Private Company Registration No. 51-1683765
                                                       ----------
                      22 Hayetzira Street, Kiryat Arieh, Petah Tikva.

Signature: _______________
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                                       118


                                                   AZOREI MALLAL INDUSTRIES LTD.
                                                    Tel Aviv - 25/th/ April 1999

To
Accord Networks Ltd.
--------------------

                  re: Works in Building No. 1 at Park Azorim
                      --------------------------------------

Further to our signature on 25/th/ April 1999 on the Lease Agreement for the lease of areas in Building No. 1 at Park Azorim (hereinafter: "the Agreement"), this serves to confirm that in addition to the provisions of the Technical Specification attached as Annex C to the Agreement, we will participate at our expense in the execution of additional works on the Premises as defined in the Agreement, whether carried out by us or by you after our approval, provided that the sum total of the aforesaid participation does not exceed an amount in New Israeli Shekels equal to $ 10,000 (Ten Thousand United States Dollars) in accordance with the rate thereof as at the date of signature of the Agreement.

Should the works be executed by you, our participation shall be against and on the basis of tax invoices issued to suppliers and service providers arising out of the additional works on the Premises as set out above, up to the inclusive sum of $ 10,000 as set out above.


                                                    Yours faithfully,


                                               Azorim Mallal Industries Ltd.
                                               -----------------------------

                                                          "signed"
                                               Azorim Mallal Industries Ltd.